UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-10053

Name of Fund: Merrill Lynch Low Duration Fund

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Terry K. Glenn, President, Merrill Lynch
        Low Duration Fund, 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 06/30/03

Date of reporting period: 07/01/02 - 06/30/03

Item 1 - Attach shareholder report

[LOGO] Merrill Lynch Investment Managers

Annual Report
June 30, 2003

Merrill Lynch
Low Duration Fund

www.mlim.ml.com

                        MERRILL LYNCH LOW DURATION FUND

Important
Tax Information
(unaudited)

Of the net investment income distributions paid monthly by Merrill Lynch Low Duration Fund during the taxable year ended June 30, 2003, 9.55% is attributable to income from Federal obligations. In calculating the foregoing percentage, Fund expenses have been allocated on a pro rata basis.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult your tax adviser to determine if any portion of the dividends you received is exempt from state income tax.

Please retain this information for your records.

                                  Merrill Lynch Low Duration Fund, June 30, 2003

DEAR SHAREHOLDER

Effective April 14, 2003, the share class names for the Merrill Lynch family of mutual funds were changed to be consistent with the standard share classes of most other mutual fund families. As of that date, all Class A Shares were redesignated Class I Shares. At the same time, Class D Shares were redesignated Class A Shares. There are no changes to the Class B or Class C share class labels. Trading symbols have not changed nor have current eligibility rules or pricing structures. This redesignation of share classes does not impact your investment in any way.

Economic Environment

The U.S. economy grew at a sluggish pace of about 1.5% in the first half of 2003, following equally anemic growth of only 1.4% in the last quarter of 2002. As has been typical of this uneven slow recovery from the recession of 2001, the modest economic gains have been the result of productivity improvements rather than employment growth. Indeed, while the U.S. unemployment rate increased from 6% in December 2002 to 6.4% in June 2003 (with a loss of nearly 236,000 jobs), U.S. Labor Department statistics suggest improvement in labor productivity at an annual rate of almost 2%. Meanwhile, inflation remained well contained in the first half of the year, with the consumer price index (CPI) growing at an annual rate of only 2.1%, and CPI, excluding food and energy, growing at a mere 1.6%.

The fact that the economy grew even moderately in the first half of the year is remarkable, given the heightened level of economic and geopolitical uncertainty we experienced. As it was, a mild economic recession meant there was little pent-up demand to drive higher levels of growth. With significant excess capacity and little evidence of emerging final demand, businesses continued to cut costs in 2003 in an effort to remain profitable. The uncertainty over the war in Iraq and its aftermath, including the effect on energy prices, also left businesses reluctant to hire or commit to capital spending. Nevertheless, the consumer segment of the economy did its part in holding up the economy, despite mounting layoffs, concerns about the war in Iraq and the threat of terrorist attacks on U.S. soil. Low interest rates clearly helped to maintain healthy consumer spending, with record home mortgage refinancing and robust low-cost durable goods financing.

Entering the second half of 2003, the outlook for the economy appears brighter, even amid lingering concerns over the long-term sustainability of growth. We expect the economy could grow at a faster pace of greater than 3.5% in the next six months as the extraordinary level of monetary, fiscal and exchange rate stimulus begins to kick in. The Federal Reserve Board, in an effort to prevent deflationary pressures from taking hold and to foster economic growth, lowered the Federal Funds rate in June by an additional .25%, bringing the rate to just 1%. This move marked the thirteenth time since January 2001 that the Federal Reserve Board lowered the Federal Funds rate (from a high of 6.5%) in its attempts to stimulate the economy. The economy also has been the beneficiary of a significant fiscal boost, with the latest tax legislation directly impacting consumer disposable income starting in the third quarter of 2003, thereby fueling final demand. We believe the sharp decline in the value of the U.S. dollar over the past several months should provide further impetus to the economy. Indeed, we already are seeing signs that the economy is beginning to respond to the cumulative effects of these policy initiatives.

Interest Rates

The Federal Open Market Committee (FOMC) started the year with the Federal Funds rate at 1.25% and an economic bias that was "balanced," suggesting that the risks to faster and slower growth were roughly equal. Faced with uncertainty at the onset of war in Iraq, the Federal Reserve Board left the Federal Funds rate the same at the March FOMC meeting, while offering no policy guidance. At the May FOMC meeting, however, the Federal Reserve Board took the unusual step of splitting the bias statement into two parts, addressing the risks to economic growth on one hand and the risks to the general price level on the other. This allowed the Federal Reserve Board to better articulate its position and policy action, in terms of addressing the growing concern over the potential threat of deflation. The Federal Reserve Board followed through at its June FOMC meeting with a .25% interest rate cut aimed at preventing an unwelcome fall in inflation.

Interest rates fell through most of the first half of the year on concerns over sluggish economic growth, but abruptly changed course in the middle of June, following the release of several better-than-expected economic numbers. Even so, for the six months ended June 30, 2003, yields on two-year Treasury notes were down 30 basis points (.30%), while yields on 10-year Treasury notes and 30-year Treasury bonds were down 30 basis points and 22 basis points, respectively. Yields on corporate bonds (both investment grade and non-investment grade) fell even more sharply, providing exceptional total returns for those sectors in the first half of 2003.

Looking ahead, we expect the Federal Reserve Board to remain on hold with respect to interest rates for the foreseeable future, willing to tolerate faster economic growth even at the expense of a modest pickup in inflation. While that should keep short-term interest rates anchored, we expect long-term interest rates to drift higher on growing prospects of an improving economy, decreasing fears over deflation and ballooning budget deficits, both at the federal and state levels. Any significant backup in interest rates, however, likely will be met with significant buying, given the prevailing concerns over the sustainability of the nascent economic growth.

Fiscal Year in Review

For the 12-month period ended June 30, 2003, Merrill Lynch Low Duration Fund's Class A, Class B, Class C and Class I Shares had total returns of +5.36%, +4.77%, +4.68% and +5.61%, respectively, performing in line with its unmanaged benchmark, the Merrill Lynch 1-3 Year Corporate & Government Index, which returned +5.63% for the same period. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 4-7 of this report to shareholders.) During the fiscal year ended June 30, 2003, the Fund changed its benchmark from the Merrill Lynch 1-3 Year U.S. Treasury Index to the Merrill Lynch 1-3 Year Corporate and Government Index. We believe that the new benchmark provides for a better comparison relative to the Fund's investment objectives.

During the fiscal year, the Fund concentrated on two main themes. First, we focused on adding to spread sectors such as the corporate sector, the agency mortgage sector and the asset-backed sector. Second, we emphasized a duration profile that was shorter than that of our benchmark during the first half of the period and neutral to slightly longer than that of our benchmark during the second half of the fiscal year.

We felt that a significant opportunity existed in the corporate bond market, particularly in the lower-quality area of the corporate market. As spreads expanded to historically wide levels, we increased our allocation to this sector from 25% of total assets to 40%. Specifically, we added to BBB-rated corporate securities in the electric utility sector, the real estate investment trust sector and the banking sector. We also increased our allocation to the agency mortgage sector by 10%, bringing our total allocation from 12% of assets to 22%. Within the mortgage market, we focused on high-coupon 30-year agency mortgage collateral and 15-year agency mortgage collateral. In addition, we increased exposure to the asset-backed area, concentrating on sectors such as home equity loans, auto loans and commercial mortgage-backed securities.

This increased position in spread sectors brought the Fund's total allocation from 55% of assets to 90%, and was mainly funded by the U.S. Treasury and agency sector. This strategy worked in the Fund's favor, as these sectors provided attractive excess returns relative to Treasury and agency securities.

For the first six months of the fiscal year, we maintained a duration profile approximately 10% shorter than that of our benchmark. Throughout this period, the two-year Treasury note remained range bound in the 1.8%-2% yield area, as below-trend economic growth and low inflation rates kept short-term interest rates well contained. As we moved into 2003, we believed that the Federal Reserve Board would be more inclined to ease monetary policy as opposed to tightening. With this view in mind, we lifted the maturity of the Fund to the
1.65 year - 1.7 year maturity range, giving the Fund an opportunity to benefit from stable-to-lower short-term interest rates. This allowed us to take advantage of a steep yield curve at the short end of the curve and to exploit an inverted credit curve for some corporate securities.

In Conclusion

On June 16, 2003, the Fund acquired all of the net assets of Mercury Low Duration Fund pursuant to a plan of reorganization. The acquisition was accomplished by a tax-free exchange of 14,028,031 shares of Common Stock of Mercury Low Duration Fund for 13,543,183 shares of Common Stock of the Fund. We are pleased to welcome our new shareholders, and appreciate your investment in Merrill Lynch Low Duration Fund. We look forward to sharing our investment outlook and strategies with you again in our next report to shareholders.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director/Trustee


/s/ Patrick Maldari

Patrick Maldari
Vice President and Portfolio Manager


/s/ James J. Pagano

James J. Pagano
Vice President and Portfolio Manager

July 15, 2003


                                     2 & 3

                                  Merrill Lynch Low Duration Fund, June 30, 2003

PERFORMANCE DATA

About Fund
Performance

Effective April 14, 2003, Class A Shares were redesignated Class I Shares and Class D Shares were redesignated Class A Shares. Investors are able to purchase shares of the Fund through multiple pricing alternatives:

o Class A Shares incur a maximum initial sales charge of 3% and an account maintenance fee of 0.25% (but no distribution fee).

o Effective December 1, 2002, Class B Shares are subject to a maximum contingent deferred sales charge of 4%, declining to 0% after six years. All Class B Shares purchased prior to December 1, 2002 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.65% and an account maintenance fee of 0.25%. These shares automatically convert to Class A Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.65% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class I Shares incur a maximum initial sales charge (front-end load) of 3% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

o Class R Shares do not incur a maximum sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. Class R Shares are available only to certain retirement plans.

      The performance results depicted on pages 4-7 are those of Merrill Lynch Low Duration Fund and, prior to October 6, 2000, a predecessor Fund investing in the same underlying portfolio and with the same fees as Merrill Lynch Low Duration Fund. Performance results prior to October 6, 2000 reflect the annual operating expenses of the predecessor Fund. If Merrill Lynch Low Duration Fund's operating expenses were reflected, the results may have been less than those shown for this time period. Performance results after October 6, 2000 include the actual operating expenses of Merrill Lynch Low Duration Fund. The Fund commenced operations on October 6, 2000.

      None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Portfolio's investment adviser pays annual operating expenses of the Fund's Class A, Class B, Class C and Class I Shares in excess of .83%, 1.48%, 1.48% and .58%, respectively, of the average net assets of each class. If the investment adviser did not pay such expenses, net returns would be lower. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent
Performance
Results*

                                                                                                 Ten Year/
                                                               6-Month       12-Month        Since Inception        Standardized
As of June 30, 2003                                         Total Return   Total Return        Total Return         30-Day Yield
================================================================================================================================
ML Low Duration Fund Class A Shares*                            +2.13%        +5.36%              +23.07%               2.05%
--------------------------------------------------------------------------------------------------------------------------------
ML Low Duration Fund Class B Shares*                            +1.89         +4.77               +14.31                1.45
--------------------------------------------------------------------------------------------------------------------------------
ML Low Duration Fund Class C Shares*                            +1.80         +4.68               +14.14                1.46
--------------------------------------------------------------------------------------------------------------------------------
ML Low Duration Fund Class I Shares*                            +2.24         +5.61               +93.84                2.34
--------------------------------------------------------------------------------------------------------------------------------
ML Low Duration Fund Class R Shares*                               --            --               + 2.55                3.03
--------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch 1 - 3 Year U.S. Treasury Note Index**             +1.31         +4.65     +76.23/+26.01/+18.53/+1.60       --
--------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch 1 - 3 Year Corporate & Government Index***        +1.98         +5.63     +79.63/+27.98/+20.19/+1.84       --
================================================================================================================================

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's ten-year/since inception periods are ten years for Class I Shares, from 9/24/99 for Class A Shares, from 10/06/00 for Class B & Class C Shares and from 1/03/03 for Class R Shares.
** This unmanaged Index is comprised of Treasury securities with maturities of one to three years. The ten year/since inception total returns are for ten years, from 9/24/99, from 10/06/00 and from 1/03/03, respectively.
*** This unmanaged Index is comprised of investment grade corporate bonds and U.S. Treasury and agency securities with a maturity ranging from one year to three years. The ten year/since inception total returns are for ten years, from 9/30/99 and from 10/31/00.

Total Return Based on a $10,000 Investment--Class A Shares

A line graph depicting the growth of an investment in the Fund's Class A Shares compared to growth of an investment in the Merrill Lynch 1-3 Yr U.S. Treasury
Note Index and the Merrill Lynch 1-3 Year Corporate & Government Index. Values are from September 24, 1999 through June 2003:

                                            9/24/99**         6/00              6/01             6/02              6/03
ML Low Duration Fund+--
Class A Shares*                             $9,700            $10,070           $10,830          $11,320           $11,927

                                            9/30/99**         6/00              6/01             6/02              6/03
Merrill Lynch 1-3 Year
U.S. Treasury Note Index++                  $10,000           $10,361           $11,296          $12,047           $12,607

Merrill Lynch 1-3 Year Corporate &
Government Index+++                         $10,000           $10,365           $11,342          $12,116           $12,798

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**    Commencement of operations.
+ The Fund invests all of its assets in Low Duration Master Portfolio of Fund Asset Management Master Trust. The Portfolio invests in bonds of varying maturities with a portfolio duration of one to three years.
++ This unmanaged Index is comprised of Treasury securities with maturities of one-to-three years, which are guaranteed as to the timely payment of principal and interest by the U.S. government.
+++ This unmanaged Index is comprised of investment grade corporate bonds and U.S. Treasury and agency securities with a maturity ranging from one year to three years. The starting date for the Index is from 9/30/99.
      Past performance is not indicative of future results.

Class A Shares

Average Annual
Total Return

                                                % Return Without  % Return With
                                                  Sales Charge    Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 6/30/03                                +5.36%          +2.20%
--------------------------------------------------------------------------------
Inception (9/24/99)
through 6/30/03                                       +5.66           +4.81
--------------------------------------------------------------------------------
*     Maximum sales charge is 3%.
**    Assuming maximum sales charge.


                                     4 & 5

                                  Merrill Lynch Low Duration Fund, June 30, 2003

PERFORMANCE DATA (concluded)

Total Return Based on a $10,000 Investment--Class B & Class C Shares

A line graph depicting the growth of an investment in the Fund's Class B & Class C Shares compared to growth of an investment in the Merrill Lynch 1-3 Yr U.S. Treasury Note Index and the Merrill Lynch 1-3 Year Corporate & Government Index. Values are from October 6, 2000 through June 2003:

                                            10/06/00**        6/01              6/02             6/03
ML Low Duration Fund+--
Class B Shares*                             $10,000           $10,516           $10,910          $11,131
ML Low Duration Fund+--
Class C Shares*                             $10,000           $10,510           $10,904          $11,414

Merrill Lynch 1-3 Year U.S.
Treasury Note Index++                       $10,000           $10,670           $11,379          $11,908

Merrill Lynch 1-3 Year Corporate &
Government Index+++                         $10,000           $10,652           $11,378          $12,019

Total Return Based on a $10,000 Investment--Class I Shares

A line graph depicting the growth of an investment in the Fund's Class I Shares compared to growth of an investment in the Merrill Lynch 1-3 Yr U.S. Treasury
Note Index and the Merrill Lynch 1-3 Year Corporate & Government Index. Values are from June 1993 through June 2003:

                                    6/93             6/94              6/95             6/96              6/97             6/98
ML Low Duration
Fund+--
Class I Shares*                     $9,700           $10,576           $11,659          $12,532           $13,508          $14,447

                                    6/99             6/00              6/01             6/02              6/03
ML Low Duration
Fund+--
Class I Shares*                     $14,930          $15,734           $17,012          $17,808           $18,807

                                    5/31/93**        6/94              6/95             6/96              6/97             6/98
Merrill Lynch 1-3 Year
U.S. Treasury Note Index++          $10,000          $10,161           $10,946          $11,544           $12,303          $13,139

Merrill Lynch 1-3 Year Corporate &
Government Index+++                 $10,000          $10,169           $10,964          $11,571           $12,339          $13,184

                                    6/99             6/00              6/01             6/02              6/03
Merrill Lynch 1-3 Year
U.S. Treasury Note Index++          $13,807          $14,485           $15,791          $16,841           $17,624

Merrill Lynch 1-3 Year Corporate &
Government Index+++                 $13,866          $14,546           $15,918          $17,004           $17,961

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**    Commencement of operations.
+ The Fund invests all of its assets in Low Duration Master Portfolio of Fund Asset Management Master Trust. The Portfolio invests in bonds of varying maturities with a portfolio duration of one to three years.
++ This unmanaged Index is comprised of Treasury securities with maturities of one-to-three years, which are guaranteed as to the timely payment of principal and interest by the U.S. government.
+++ This unmanaged Index is comprised of investment grade corporate bonds and U.S. Treasury and agency securities with a maturity ranging from one year to three years. The starting date for the Index in the Class B and Class C Shares' graph is from 10/31/00.
      Past performance is not indicative of future results.

Class B, Class C and
Class I Shares

Average Annual
Total Return

                                                       % Return       % Return
                                                     Without CDSC    With CDSC**
================================================================================
Class B Shares*
================================================================================
One Year Ended 6/30/03                                   +4.77%         +0.77%
--------------------------------------------------------------------------------
Inception (10/06/00)
through 6/30/03                                          +5.02          +4.00
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**    Assuming payment of applicable contingent deferred sales charge.

                                                       % Return       % Return
                                                     Without CDSC    With CDSC**
================================================================================
Class C Shares*
================================================================================
One Year Ended 6/30/03                                   +4.68%        +3.68%
--------------------------------------------------------------------------------
Inception (10/06/00)
through 6/30/03                                          +4.96         +4.96
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                               % Return Without   % Return With
                                                  Sales Charge    Sales Charge**
================================================================================
Class I Shares*
================================================================================
One Year Ended 6/30/03                               +5.61%           +2.44%
--------------------------------------------------------------------------------
Five Years Ended 6/30/03                             +5.41            +4.77
--------------------------------------------------------------------------------
Ten Years Ended 6/30/03                              +6.84            +6.52
--------------------------------------------------------------------------------
*     Maximum sales charge is 3%.
**    Assuming maximum sales charge.

Class R Shares

Aggregate
Total Return

                                                                % Return Without
                                                                  Sales Charge
================================================================================
Class R Shares
================================================================================
Inception (1/03/03)
through 6/30/03                                                      +5.62%
--------------------------------------------------------------------------------


                                     6 & 7

                                  Merrill Lynch Low Duration Fund, June 30, 2003

STATEMENT OF ASSETS AND LIABILITIES

MERRILL LYNCH
LOW DURATION
FUND               As of June 30, 2003
==================================================================================================================================
Assets:            Investment in Low Duration Master Portfolio, at value
                   (identified cost--$730,854,001) ..............................................                    $ 739,333,158
                   Prepaid registration fees and other assets ...................................                          150,020
                                                                                                                     -------------
                   Total assets .................................................................                      739,483,178
                                                                                                                     -------------
==================================================================================================================================
Liabilities:       Payables:
                     Dividends to shareholders ..................................................    $     479,559
                     Distributor ................................................................          316,227
                     Administrator ..............................................................          146,632
                     Other affiliates ...........................................................          102,592       1,045,010
                                                                                                     -------------
                   Accrued expenses and other liabilities .......................................                          249,969
                                                                                                                     -------------
                   Total liabilities ............................................................                        1,294,979
                                                                                                                     -------------
==================================================================================================================================
Net Assets:        Net assets ...................................................................                    $ 738,188,199
                                                                                                                     =============
==================================================================================================================================
Net Assets         Class A Shares of Common Stock, $.01 par value, 100,000,000 shares authorized                     $     147,129
Consist of:        Class B Shares of Common Stock, $.01 par value, 200,000,000 shares authorized                           134,760
                   Class C Shares of Common Stock, $.01 par value, 100,000,000 shares authorized                           253,850
                   Class I Shares of Common Stock, $.01 par value, 100,000,000 shares authorized                           175,736
                   Class R Shares of Common Stock, $.01 par value, 200,000,000 shares authorized                                --+
                   Paid-in capital in excess of par .............................................                      741,912,185
                   Accumulated distributions in excess of investment income--net ................    $     (97,547)
                   Accumulated realized capital losses on investments and foreign currency
                   transactions from the Portfolio--net .........................................      (12,817,071)
                   Unrealized appreciation on investments from the Portfolio--net ...............        8,479,157
                                                                                                     -------------
                   Total accumulated losses--net ................................................                       (4,435,461)
                                                                                                                     -------------
                   Net assets ...................................................................                    $ 738,188,199
                                                                                                                     =============
==================================================================================================================================
Net Asset          Class A--Based on net assets of $152,780,379 and 14,712,915 shares outstanding                    $       10.38
Value:                                                                                                               =============
                   Class B--Based on net assets of $139,688,256 and 13,475,968 shares outstanding                    $       10.37
                                                                                                                     =============
                   Class C--Based on net assets of $263,065,853 and 25,385,005 shares outstanding                    $       10.36
                                                                                                                     =============
                   Class I--Based on net assets of $182,653,607 and 17,573,550 shares outstanding                    $       10.39
                                                                                                                     =============
                   Class R--Based on net assets of $103.99 and 10.03 shares outstanding .........                    $       10.37
                                                                                                                     =============
==================================================================================================================================

+     Amount is less than $1.

      See Notes to Financial Statements.

STATEMENT OF OPERATIONS

MERRILL LYNCH
LOW DURATION
FUND                     For the Year Ended June 30, 2003
=================================================================================================================================
Investment Income        Net investment income allocated from the Portfolio:
From the Portfolio--       Interest ............................................................                    $  19,377,358
Net:                       Dividends ...........................................................                          148,462
                           Interest income on swaps ............................................                          103,549
                           Expenses ............................................................                       (1,394,577)
                                                                                                                    -------------
                         Net investment income from the Portfolio ..............................                       18,234,792
                                                                                                                    -------------
=================================================================================================================================
Expenses:                Account maintenance and distribution fees--Class C ....................   $   1,859,593
                         Administration fees ...................................................       1,218,280
                         Account maintenance and distribution fees--Class B ....................         975,680
                         Account maintenance fees--Class A .....................................         320,751
                         Transfer agent fees--Class C ..........................................         237,359
                         Reorganization costs ..................................................         236,142
                         Registration fees .....................................................         150,035
                         Transfer agent fees--Class A ..........................................         137,535
                         Transfer agent fees--Class B ..........................................         127,670
                         Printing and shareholder reports ......................................          66,510
                         Professional fees .....................................................          48,211
                         Transfer agent fees--Class I ..........................................          47,147
                         Accounting services ...................................................           2,989
                         Other .................................................................          26,308
                                                                                                   -------------
                         Total expenses ........................................................                        5,454,210
                                                                                                                    -------------
                         Investment income--net ................................................                       12,780,582
                                                                                                                    -------------
=================================================================================================================================
Realized &               Realized gain on investments from the Portfolio--net ..................                        1,729,075
Unrealized               Change in unrealized appreciation/depreciation on investments
Gain from the            from the Portfolio--net ...............................................                        7,502,338
Portfolio--Net:                                                                                                     -------------
                         Total realized and unrealized gain from the Portfolio--net ............                        9,231,413
                                                                                                                    -------------
                         Net Increase in Net Assets Resulting from Operations ..................                    $  22,011,995
                                                                                                                    =============
=================================================================================================================================

      See Notes to Financial Statements.


                                     8 & 9

                                  Merrill Lynch Low Duration Fund, June 30, 2003

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                        For the Year Ended
MERRILL LYNCH                                                                                               June 30,
LOW DURATION                                                                                     ------------------------------
FUND                     Increase (Decrease) in Net Assets:                                           2003             2002
===============================================================================================================================
Operations:              Investment income--net ..............................................   $  12,780,582    $   4,119,815
                         Realized gain (loss) on investments and foreign currency transactions
                         from the Portfolio--net .............................................       1,729,075         (832,050)
                         Change in unrealized appreciation/depreciation on investments from
                         the Portfolio--net ..................................................       7,502,338       (1,694,397)
                                                                                                 -------------    -------------
                         Net increase in net assets resulting from operations ................      22,011,995        1,593,368
                                                                                                 -------------    -------------
===============================================================================================================================
Dividends &              Investment income--net:
Distributions to           Class A ...........................................................      (3,951,943)        (684,885)
Shareholders:              Class B ...........................................................      (2,616,559)      (1,161,980)
                           Class C ...........................................................      (4,992,750)      (1,790,475)
                           Class I ...........................................................      (1,467,547)        (486,534)
                           Class R ...........................................................              (2)              --
                         Realized gain on investments from the Portfolio--net:
                           Class A ...........................................................              --           (3,853)
                           Class B ...........................................................              --          (18,973)
                           Class C ...........................................................              --          (26,954)
                           Class I ...........................................................              --           (7,129)
                                                                                                 -------------    -------------
                         Net decrease in net assets resulting from dividends and distributions
                         to shareholders .....................................................     (13,028,801)      (4,180,783)
                                                                                                 -------------    -------------
===============================================================================================================================
Capital Share            Net increase in net assets derived from capital share transactions ..     405,029,497      315,569,072
Transactions:                                                                                    -------------    -------------
===============================================================================================================================
Net Assets:              Total increase in net assets ........................................     414,012,691      312,981,657
                         Beginning of year ...................................................     324,175,508       11,193,851
                                                                                                 -------------    -------------
                         End of year* ........................................................   $ 738,188,199    $ 324,175,508
                                                                                                 =============    =============
===============================================================================================================================
                       * Accumulated distributions in excess of investment income--net .......   $     (97,547)   $     (95,522)
                                                                                                 =============    =============
===============================================================================================================================

      See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                                                                                                   Class A@@
                                                                                     -----------------------------------------
                         The following per share data and ratios have been derived     For the Year Ended      For the Period
MERRILL LYNCH            from information provided in the financial statements.             June 30,          October 6, 2000+
LOW DURATION                                                                         -----------------------    to June 30,
FUND                     Increase (Decrease) in Net Asset Value:                        2003          2002          2001
==============================================================================================================================
Per Share                Net asset value, beginning of period ..................     $   10.16     $   10.19     $   10.00
Operating                                                                            ---------     ---------     ---------
Performance:             Investment income--net ................................           .31++         .34++         .36
                         Realized and unrealized gain on investments and foreign
                         currency transactions from the Portfolio--net .........           .23           .12           .19
                                                                                     ---------     ---------     ---------
                         Total from investment operations ......................           .54           .46           .55
                                                                                     ---------     ---------     ---------
                         Less dividends and distributions:
                           Investment income--net ..............................          (.32)         (.48)         (.36)
                           Realized gain on investments--net ...................            --          (.01)           --
                                                                                     ---------     ---------     ---------
                         Total dividends and distributions .....................          (.32)         (.49)         (.36)
                                                                                     ---------     ---------     ---------
                         Net asset value, end of period ........................     $   10.38     $   10.16     $   10.19
                                                                                     =========     =========     =========
==============================================================================================================================
Total Investment         Based on net asset value per share ....................          5.36%         4.53%         5.58%@
Return:**                                                                            =========     =========     =========
==============================================================================================================================
Ratios to Average        Expenses, net of waiver and reimbursement and excluding
Net Assets:              reorganization expenses+++ ............................           .95%          .83%          .83%*
                                                                                     =========     =========     =========
                         Expenses+++ ...........................................          1.00%         1.02%         8.76%*
                                                                                     =========     =========     =========
                         Investment income--net ................................          3.03%         4.04%         5.75%*
                                                                                     =========     =========     =========
==============================================================================================================================
Supplemental Data:       Net assets, end of period (in thousands) ..............     $ 152,780     $ 110,014     $     268
                                                                                     =========     =========     =========
                         Portfolio turnover of Low Duration Master Portfolio ...        198.09%        70.92%       192.04%
                                                                                     =========     =========     =========
==============================================================================================================================

*     Annualized.
** Total investment returns exclude the effects of sales charges. If applicable, the Portfolio's investment adviser reimbursed a portion of the Fund's expenses. Without such reimbursement, the Fund's performance would have been lower.
+     Commencement of operations.
++    Based on average shares outstanding.
+++   Includes the Fund's share of the Portfolio's allocated expenses.
@     Aggregate total investment return.
@@    Effective April 14, 2003, Class D Shares were redesignated Class A Shares.

      See Notes to Financial Statements.


                                    10 & 11

                                  Merrill Lynch Low Duration Fund, June 30, 2003

                                                                                                     Class B
                                                                                     -----------------------------------------
                         The following per share data and ratios have been derived     For the Year Ended      For the Period
MERRILL LYNCH            from information provided in the financial statements.             June 30,          October 6, 2000+
LOW DURATION                                                                         -----------------------    to June 30,
FUND                     Increase (Decrease) in Net Asset Value:                        2003          2002          2001
==============================================================================================================================
Per Share                Net asset value, beginning of period ..................     $   10.14     $   10.18     $   10.00
Operating                                                                            ---------     ---------     ---------
Performance:             Investment income--net ................................           .24++         .37++         .33
                         Realized and unrealized gain on investments and foreign
                         currency transactions from the Portfolio--net .........           .24           .01           .18
                                                                                     ---------     ---------     ---------
                         Total from investment operations ......................           .48           .38           .51
                                                                                     ---------     ---------     ---------
                         Less dividends and distributions:
                           Investment income--net ..............................          (.25)         (.41)         (.33)
                           Realized gain on investments--net ...................            --          (.01)           --
                                                                                     ---------     ---------     ---------
                         Total dividends and distributions .....................          (.25)         (.42)         (.33)
                                                                                     ---------     ---------     ---------
                         Net asset value, end of period ........................     $   10.37     $   10.14     $   10.18
                                                                                     =========     =========     =========
==============================================================================================================================
Total Investment         Based on net asset value per share ....................          4.77%         3.75%         5.16%@
Return:**                                                                            =========     =========     =========
==============================================================================================================================
Ratios to Average        Expenses, net of waiver and reimbursement and excluding
Net Assets:              reorganization expenses+++ ............................          1.61%         1.48%         1.48%*
                                                                                     =========     =========     =========
                         Expenses+++ ...........................................          1.66%         1.70%         9.41%*
                                                                                     =========     =========     =========
                         Investment income--net ................................          2.36%         3.75%         5.10%*
                                                                                     =========     =========     =========
==============================================================================================================================
Supplemental Data:       Net assets, end of period (in thousands) ..............     $ 139,688     $  64,457     $   5,016
                                                                                     =========     =========     =========
                         Portfolio turnover of Low Duration Master Portfolio ...        198.09%        70.92%       192.04%
                                                                                     =========     =========     =========
==============================================================================================================================

                                                                                                    Class C
                                                                                     -----------------------------------------
                         The following per share data and ratios have been derived     For the Year Ended      For the Period
                         from information provided in the financial statements.             June 30,          October 6, 2000+
                                                                                     -----------------------    to June 30,
                         Increase (Decrease) in Net Asset Value:                        2003          2002          2001
==============================================================================================================================
Per Share                Net asset value, beginning of period ..................     $   10.14     $   10.18     $   10.00
Operating                                                                            ---------     ---------     ---------
Performance:             Investment income--net ................................           .24++         .35++         .32
                         Realized and unrealized gain on investments and foreign
                         currency transactions from the Portfolio--net .........           .23           .03           .18
                                                                                     ---------     ---------     ---------
                         Total from investment operations ......................           .47           .38           .50
                                                                                     ---------     ---------     ---------
                         Less dividends and distributions:
                           Investment income--net ..............................          (.25)         (.41)         (.32)
                           Realized gain on investments--net ...................            --          (.01)           --
                                                                                     ---------     ---------     ---------
                         Total dividends and distributions .....................          (.25)         (.42)         (.32)
                                                                                     ---------     ---------     ---------
                         Net asset value, end of period ........................     $   10.36     $   10.14     $   10.18
                                                                                     =========     =========     =========
==============================================================================================================================
Total Investment         Based on net asset value per share ....................          4.68%         3.75%         5.10%@
Return:**                                                                            =========     =========     =========
==============================================================================================================================
Ratios to Average        Expenses, net of waiver and reimbursement and excluding
Net Assets:              reorganization expenses+++ ............................          1.61%         1.48%         1.48%*
                                                                                     =========     =========     =========
                         Expenses+++ ...........................................          1.66%         1.68%         9.41%*
                                                                                     =========     =========     =========
                         Investment income--net ................................          2.37%         3.62%         5.10%*
                                                                                     =========     =========     =========
==============================================================================================================================
Supplemental Data:       Net assets, end of period (in thousands) ..............     $ 263,066     $ 126,380     $   4,754
                                                                                     =========     =========     =========
                         Portfolio turnover of Low Duration Master Portfolio ...        198.09%        70.92%       192.04%
                                                                                     =========     =========     =========
==============================================================================================================================

*     Annualized.
** Total investment returns exclude the effects of sales charges. If applicable, the Portfolio's investment adviser reimbursed a portion of the Fund's expenses. Without such reimbursement, the Fund's performance would have been lower.
+     Commencement of operations.
++    Based on average shares outstanding.
+++   Includes the Fund's share of the Portfolio's allocated expenses.
@     Aggregate total investment return.

      See Notes to Financial Statements.

                                    12 & 13

                                  Merrill Lynch Low Duration Fund, June 30, 2003

FINANCIAL HIGHLIGHTS (concluded)

                                                                                                      Class I@@
                                                                                     ---------------------------------------
                         The following per share data and ratios have been derived     For the Year Ended    For the Period
MERRILL LYNCH            from information provided in the financial statements.             June 30,        October 6, 2000+
LOW DURATION                                                                         ----------------------   to June 30,
FUND                     Increase (Decrease) in Net Asset Value:                        2003         2002         2001
============================================================================================================================
Per Share                Net asset value, beginning of period ..................     $   10.17    $   10.21    $   10.00
Operating                                                                            ---------    ---------    ---------
Performance:             Investment income--net ................................           .31++        .45++        .40
                         Realized and unrealized gain on investments and foreign
                         currency transactions from the Portfolio--net .........           .25          .02          .19
                                                                                     ---------    ---------    ---------
                         Total from investment operations ......................           .56          .47          .59
                                                                                     ---------    ---------    ---------
                         Less dividends and distributions:
                           Investment income--net ..............................          (.34)        (.50)        (.38)
                           Realized gain on investments--net ...................            --         (.01)          --
                                                                                     ---------    ---------    ---------
                         Total dividends and distributions .....................          (.34)        (.51)        (.38)
                                                                                     ---------    ---------    ---------
                         Net asset value, end of period ........................     $   10.39    $   10.17    $   10.21
                                                                                     =========    =========    =========
============================================================================================================================
Total Investment         Based on net asset value per share ....................          5.61%        4.68%        5.95%@
Return:**                                                                            =========    =========    =========
============================================================================================================================
Ratios to Average        Expenses, net of waiver and reimbursement and excluding
Net Assets:              reorganization expenses+++ ............................           .70%         .58%         .58%*
                                                                                     =========    =========    =========
                         Expenses+++ ...........................................           .75%         .78%        8.51%*
                                                                                     =========    =========    =========
                         Investment income--net ................................          3.29%        4.51%        6.00%*
                                                                                     =========    =========    =========
============================================================================================================================
Supplemental Data:       Net assets, end of period (in thousands) ..............     $ 182,654    $  23,325    $   1,156
                                                                                     =========    =========    =========
                         Portfolio turnover of Low Duration Master Portfolio ...        198.09%       70.92%      192.04%
                                                                                     =========    =========    =========
============================================================================================================================

                                                                                                                 Class R
                                                                                                             ----------------
                         The following per share data and ratios have been derived                            For the Period
                         from information provided in the financial statements.                              January 3, 2003+
                                                                                                                to June 30,
                         Increase (Decrease) in Net Asset Value:                                                   2003
=============================================================================================================================
Per Share                Net asset value, beginning of period ................................................   $ 10.29
Operating                                                                                                        -------
Performance:             Investment income--net++ ............................................................       .18
                         Realized and unrealized gain on investments from the Portfolio--net .................       .08
                                                                                                                 -------
                         Total from investment operations ....................................................       .26
                                                                                                                 -------
                         Less dividends from investment income--net ..........................................      (.18)
                                                                                                                 -------
                         Net asset value, end of period ......................................................   $ 10.37
                                                                                                                 =======
=============================================================================================================================
Total Investment         Based on net asset value per share ..................................................      2.55%@
Return:**                                                                                                        =======
=============================================================================================================================
Ratios to Average        Expenses, excluding reorganization expenses+++ ......................................      1.19%*
Net Assets:                                                                                                      =======
                         Expenses+++ .........................................................................      1.28%*
                                                                                                                 =======
                         Investment income--net ..............................................................      2.74%*
                                                                                                                 =======
=============================================================================================================================
Supplemental Data:       Net assets, end of period (in thousands) ............................................        --@@@
                                                                                                                 =======
                         Portfolio turnover of Low Duration Master Portfolio .................................    198.09%
                                                                                                                 =======
=============================================================================================================================

*     Annualized.
** Total investment returns exclude the effects of sales charges. If applicable, the Portfolio's investment adviser reimbursed a portion of the Fund's expenses. Without such reimbursement, the Fund's performance would have been lower.
+     Commencement of operations.
++    Based on average shares outstanding.
+++   Includes the Fund's share of the Portfolio's allocated expenses.
@     Aggregate total investment return.
@@    Effective April 14, 2003, Class A Shares were redesignated Class I Shares.
@@@   Amount is less than $1,000.

      See Notes to Financial Statements.

                                    14 & 15

                                  Merrill Lynch Low Duration Fund, June 30, 2003

NOTES TO FINANCIAL STATEMENTS

MERRILL LYNCH
LOW DURATION
FUND

1. Significant Accounting Policies:

Merrill Lynch Low Duration Fund (the "Fund") is a fund of Merrill Lynch Investment Managers Funds, Inc. (the "Company"). The Company is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company, which is organized as a Maryland Corporation. The Fund seeks to achieve its investment objective by investing all of its assets in Low Duration Master Portfolio (the "Portfolio") of Fund Asset Management Master Trust, which has the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The percentage of the Portfolio owned by the Fund at June 30, 2003 was 100%. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund offers multiple classes of shares. Effective April 14, 2003, Class A Shares were redesignated Class I Shares and Class D Shares were redesignated Class A Shares. The Fund's financial statements and financial highlights contained within this report reflect the new share class redesignation. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B, Class C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments and foreign currency transactions are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- The Fund records its investment in the Portfolio at fair value. Valuation of securities held by the Portfolio is discussed in
Note 1a of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income and expenses -- The Fund records daily its proportionate share of the Portfolio's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no Federal income tax provision is required.

(d) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions -- Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Investment transactions -- Investment transactions in the Portfolio are accounted for on a trade date basis.

(g) Reclassification -- Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $246,194 have been reclassified between paid-in capital in excess of par and accumulated net investment loss and $2,025 has been reclassified between paid-in capital in excess of par and accumulated net realized capital losses. These reclassifications have no effect on net assets or net asset values per share.

2. Transactions with Affiliates:

The Company has entered into an Administration Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), a wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund pays a monthly fee at an annual rate of ..25% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund.

The Company has also entered into a Distribution Agreement and Distributions Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), an indirect, wholly-owned subsidiary of Merrill Lynch Group, Inc.

Pursuant to the Distribution Plans adopted by the Company in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

-------------------------------------------------------------------------------
                                                     Account       Distribution
                                                 Maintenance Fee       Fee
-------------------------------------------------------------------------------
Class A ........................................       .25%             --
Class B ........................................       .25%            .65%
Class C ........................................       .25%            .65%
Class R ........................................       .25%            .25%
-------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B, Class C and Class R shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders.

For the year ended June 30, 2003, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:

--------------------------------------------------------------------------------
                                                    FAMD                 MLPF&S
--------------------------------------------------------------------------------
Class A ............................              $ 31,263              $151,566
Class I ............................              $    508              $  3,271
--------------------------------------------------------------------------------

For the year ended June 30, 2003, MLPF&S received contingent deferred sales charges of $290,366 and $218,416 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $25,981 and $2,100 relating to transactions subject to front-end sales charge waivers in Class A and Class I Shares, respectively.

Financial Data Services, Inc. ("FDS"), an indirect, wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Company are officers and/or directors of FAM, PSI, FAMD, FDS, and/or ML & Co.

3. Capital Share Transactions:

Net increase in net assets derived from capital share transactions was $405,029,497 and $315,569,072 for the years ended June 30, 2003 and June 30,
2002, respectively.

Transactions in capital shares for each class were as follows:

-------------------------------------------------------------------------------
Class A Shares for the Year                                           Dollar
Ended June 30, 2003+                              Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................          5,435,945       $  56,020,611
Automatic conversion of shares .........            385,549           3,939,699
Shares issued resulting from
reorganization .........................            773,210           8,068,892
Shares issued to shareholders
in reinvestment of dividends ...........            197,594           2,035,808
                                              -------------       -------------
Total issued ...........................          6,792,298          70,065,010
Shares redeemed ........................         (2,908,773)        (29,990,966)
                                              -------------       -------------
Net increase ...........................          3,883,525       $  40,074,044
                                              =============       =============
-------------------------------------------------------------------------------
+     Effective April 14, 2003, Class D Shares were redesignated Class A Shares.


                                    16 & 17

                                  Merrill Lynch Low Duration Fund, June 30, 2003

NOTES TO FINANCIAL STATEMENTS (concluded)

MERRILL LYNCH
LOW DURATION
FUND

-------------------------------------------------------------------------------
Class A Shares for the Year                                           Dollar
Ended June 30, 2002+                              Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................          7,115,133       $  72,653,961
Automatic conversion of shares .........              3,999              40,782
Shares issued resulting from
reorganization .........................          4,998,284          51,139,515
Shares issued to shareholders
in reinvestment of dividends
and distributions ......................             18,450             188,585
                                              -------------       -------------
Total issued ...........................         12,135,866         124,022,843
Shares redeemed ........................         (1,332,776)        (13,583,073)
                                              -------------       -------------
Net increase ...........................         10,803,090       $ 110,439,770
                                              =============       =============
-------------------------------------------------------------------------------
+     Effective April 14, 2003, Class D Shares were redesignated Class A Shares.

-------------------------------------------------------------------------------
Class B Shares for the Year                                           Dollar
Ended June 30, 2003                               Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................          9,970,842       $ 102,372,451
Shares issued resulting from
reorganization .........................            148,975           1,551,900
Shares issued to shareholders
in reinvestment of dividends ...........            151,779           1,562,601
                                              -------------       -------------
Total issued ...........................         10,271,596         105,486,952
Automatic conversion of shares .........           (386,259)         (3,939,699)
Shares redeemed ........................         (2,765,779)        (28,468,694)
                                              -------------       -------------
Net increase ...........................          7,119,558       $  73,078,559
                                              =============       =============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class B Shares for the Year                                           Dollar
Ended June 30, 2002                               Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................          5,986,542       $  61,312,584
Shares issued resulting from
reorganization .........................            586,789           5,992,678
Shares issued to shareholders
in reinvestment of dividends
and distributions ......................             47,102             480,957
                                              -------------       -------------
Total issued ...........................          6,620,433          67,786,219
Automatic conversion of shares .........             (4,006)            (40,782)
Shares redeemed ........................           (752,805)         (7,701,393)
                                              -------------       -------------
Net increase ...........................          5,863,622       $  60,044,044
                                              =============       =============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class C Shares for the Year                                           Dollar
Ended June 30, 2003                               Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................         18,094,112       $ 185,812,014
Shares issued resulting from
reorganization .........................             38,920             405,345
Shares issued to shareholders
in reinvestment of dividends ...........            329,001           3,385,682
                                              -------------       -------------
Total issued ...........................         18,462,033         189,603,041
Shares redeemed ........................         (5,542,453)        (57,048,508)
                                              -------------       -------------
Net increase ...........................         12,919,580       $ 132,554,533
                                              =============       =============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class C Shares for the Year                                           Dollar
Ended June 30, 2002                               Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................         12,912,508       $ 131,999,635
Shares issued resulting from
reorganization .........................             35,929             366,860
Shares issued to shareholders
in reinvestment of dividends
and distributions ......................            105,436           1,076,381
                                              -------------       -------------
Total issued ...........................         13,053,873         133,442,876
Shares redeemed ........................         (1,055,611)        (10,778,366)
                                              -------------       -------------
Net increase ...........................         11,998,262       $ 122,664,510
                                              =============       =============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class I Shares for the Year                                           Dollar
Ended June 30, 2003+                              Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................          5,633,201       $  58,229,344
Shares issued resulting from
reorganization .........................         12,582,078         131,422,146
Shares issued to shareholders
in reinvestment of dividends ...........             92,757             962,617
                                              -------------       -------------
Total issued ...........................         18,308,036         190,614,107
Shares redeemed ........................         (3,028,336)        (31,291,850)
                                              -------------       -------------
Net increase ...........................         15,279,700       $ 159,322,257
                                              =============       =============
-------------------------------------------------------------------------------
+     Effective April 14, 2003, Class A Shares were redesignated Class I Shares.

-------------------------------------------------------------------------------
Class I Shares for the Year                                           Dollar
Ended June 30, 2002+                              Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................          2,933,256       $  30,121,533
Shares issued resulting from
reorganization .........................             19,772             202,490
Shares issued to shareholders
in reinvestment of dividends
and distributions ......................              7,781              79,753
                                              -------------       -------------
Total issued ...........................          2,960,809          30,403,776
Shares redeemed ........................           (780,233)         (7,983,028)
                                              -------------       -------------
Net increase ...........................          2,180,576       $  22,420,748
                                              =============       =============
-------------------------------------------------------------------------------
+     Effective April 14, 2003, Class A Shares were redesignated Class I Shares.

-------------------------------------------------------------------------------
Class R Shares for the Period                                         Dollar
January 3, 2003+ to June 30, 2003                 Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................                  9       $         100
Shares issued to shareholders
in reinvestment of dividends ...........                  1                   4
                                              -------------       -------------
Net increase ...........................                 10       $         104
                                              =============       =============
-------------------------------------------------------------------------------
+     Commencement of operations.

4. Distributions to Shareholders:

The tax character of distributions paid during the fiscal years ended June 30, 2003 and June 30, 2002 was as follows:

-------------------------------------------------------------------------------
                                                 6/30/2003           6/30/2002
-------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income ......................      $  13,028,801       $   4,180,753
  Net long-term capital gains ..........                 --                  30
                                              -------------       -------------
Total taxable distributions ............      $  13,028,801       $   4,180,783
                                              =============       =============
-------------------------------------------------------------------------------

As of June 30, 2003, the components of accumulated losses on a tax basis were as follows:

-----------------------------------------------------------------------------
Accumulated ordinary loss--net ...........................       $    (97,547)
Undistributed long-term capital gains--net ...............                 --
                                                                 ------------
Total undistributed earnings--net ........................            (97,547)
Capital loss carryforward ................................        (11,382,730)*
Unrealized gains--net ....................................          7,044,816**
                                                                 ------------
Total accumulated losses--net ............................       $ (4,435,461)
                                                                 ============
-----------------------------------------------------------------------------
* On June 30, 2003, the Fund had a net capital loss carryforward of $11,382,730, of which $2,721,252 expires in 2007, $6,549,324 expires in
      2008, $1,140,537 expires in 2009 and $971,617 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles and other book/tax temporary differences.

5. Acquisition of Mercury Low Duration Fund:

On June 16, 2003, the Fund acquired all of the net assets of Mercury Low Duration Fund pursuant to a plan of reorganization. The acquisition was accomplished by a tax-free exchange of 14,028,031 shares of common stock of Mercury Low Duration Fund for 13,543,183 shares of common stock of the Fund. Mercury Low Duration Fund's net assets on that date of $141,448,283, including $2,878,969 of net unrealized appreciation and $10,456,698 of accumulated net realized capital losses, were combined with those of the Fund. The aggregate net assets immediately after the acquisition amounted to $738,439,324.


                                    18 & 19

                                  Merrill Lynch Low Duration Fund, June 30, 2003

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors of Merrill Lynch
Investment Managers Funds, Inc. and Shareholders of Merrill Lynch Low Duration Fund:

We have audited the accompanying statement of assets and liabilities of Merrill Lynch Low Duration Fund as of June 30, 2003, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch Low Duration Fund at June 30, 2003, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods in conformity with accounting principles generally accepted in the United States.

                                        /s/ Ernst & Young LLP

MetroPark, New Jersey
August 13, 2003

SCHEDULE OF INVESTMENTS                                        (in U.S. dollars)

                     Low Duration Master Portfolio
                     --------------------------------------------------------------------------------------------------------------
                                                 Face
                     Industry+                  Amount                          Investments                                Value
===================================================================================================================================
Corporate Bonds &    Aerospace & Defense--   $ 1,500,000   Lockheed Martin Corp., 7.25% due 5/15/2006                  $  1,708,265
Notes--39.1%         0.8%                      2,000,000   Northrop-Grumman Corp., 8.625% due 10/15/2004                  2,164,778
                                                           Raytheon Company:
                                                 915,000     6.50% due 7/15/2005                                            994,667
                                               1,250,000     6.15% due 11/01/2008                                         1,413,409
                                                                                                                       ------------
                                                                                                                          6,281,119
                     --------------------------------------------------------------------------------------------------------------
                     Automotive--5.6%                       DaimlerChrysler NA Holdings:
                                               4,200,000     3.40% due 12/15/2004                                         4,239,509
                                               1,200,000     6.40% due 5/15/2006                                          1,310,444
                                                           Ford Motor Credit Company:
                                               2,000,000     7.50% due 3/15/2005                                          2,125,336
                                              14,900,000     7.60% due 8/01/2005                                         15,997,951
                                                           General Motors Acceptance Corp.:
                                               5,000,000     7.625% due 6/15/2004                                         5,244,765
                                               1,750,000     6.85% due 6/17/2004                                          1,820,340
                                               9,750,000     7.50% due 7/15/2005                                         10,448,539
                                                                                                                       ------------
                                                                                                                         41,186,884
                     --------------------------------------------------------------------------------------------------------------
                     Banking--4.9%             5,000,000   Bank of America Corporation, 4.75% due 10/15/2006              5,389,675
                                               1,310,000   Capital One Bank, 4.875% due 5/15/2008                         1,336,865
                                               5,000,000   First Security Corporation--Delaware, 5.875%
                                                           due 11/01/2003                                                 5,077,460
                                               2,680,000   Firstbank Puerto Rico, 7.625% due 12/20/2005                   2,817,503
                                                           FleetBoston Financial Corporation:
                                               1,000,000     7.25% due 9/15/2005                                          1,115,989
                                               4,500,000     3.85% due 2/15/2008                                          4,670,204
                                               1,450,000   Golden West Financial, 5.50% due 8/08/2006                     1,598,750
                                               1,500,000   Mellon Bank NA, 7% due 3/15/2006                               1,701,212
                                                           U.S. Bancorp:
                                               5,000,000     6.875% due 12/01/2004                                        5,375,100
                                               1,110,000     2.75% due 3/30/2006                                          1,132,841
                                               1,500,000   Wachovia Corporation, 4.95% due 11/01/2006                     1,633,226
                                                 825,000   Washington Mutual Inc., 5.625% due 1/15/2007                     909,308
                                               3,050,000   Wells Fargo Company, 6.625% due 7/15/2004                      3,213,510
                                                                                                                       ------------
                                                                                                                         35,971,643
                     --------------------------------------------------------------------------------------------------------------
                     Beverages--0.2%           1,250,000   Brown-Forman Corporation, 3% due 3/15/2008                     1,254,875
                     --------------------------------------------------------------------------------------------------------------


                                    20 & 21

                                  Merrill Lynch Low Duration Fund, June 30, 2003

SCHEDULE OF INVESTMENTS (continued)                            (in U.S. dollars)

                     Low Duration Master Portfolio (continued)
                     --------------------------------------------------------------------------------------------------------------
                                                 Face
                     Industry+                  Amount                          Investments                                Value
===================================================================================================================================
Corporate Bonds &    Cable & Media--1.9%     $ 1,000,000   AOL Time Warner Inc., 5.625% due 5/01/2005                  $  1,061,627
Notes                                                      Clear Channel Communications:
(continued)                                    1,200,000     7.25% due 9/15/2003                                          1,212,024
                                               1,800,000     7.875% due 6/15/2005                                         1,980,954
                                               1,440,000   Comcast Cable Communications, 6.375% due 1/30/2006             1,571,388
                                               1,250,000   News America Inc., 6.75% due 1/09/2038                         1,388,698
                                               4,500,000   TCI Communications Inc., 8.35% due 2/15/2005                   4,826,912
                                               1,000,000   Turner Broadcasting, 7.40% due 2/01/2004                       1,022,939
                                               1,000,000   USA Interactive, 6.75% due 11/15/2005                          1,090,191
                                                                                                                       ------------
                                                                                                                         14,154,733
                     --------------------------------------------------------------------------------------------------------------
                     Commercial Services &     1,100,000   Cendant Corporation, 6.875% due 8/15/2006                      1,230,401
                     Supplies--0.3%            1,100,000   PHH Corporation, 6% due 3/01/2008                              1,182,716
                                                                                                                       ------------
                                                                                                                          2,413,117
                     --------------------------------------------------------------------------------------------------------------
                     Consumer Products--       2,300,000   American Greetings, 11.75% due 7/15/2008                       2,679,500
                     0.4%
                     --------------------------------------------------------------------------------------------------------------
                     Data Processing--0.2%     1,350,000   Fiserv Inc., 4% due 4/15/2008 (c)                              1,390,234
                     --------------------------------------------------------------------------------------------------------------
                     Electric--1.5%            1,060,000   Appalachian Power Company, 3.60% due 5/15/2008                 1,073,075
                                                 595,000   Consumers Energy, 4.25% due 4/15/2008 (c)                        615,276
                                               1,225,000   Duke Energy Corporation, 3.75% due 3/05/2008 (c)               1,260,930
                                               4,500,000   NiSource Finance Corporation, 7.625% due 11/15/2005            4,920,074
                                               2,500,000   PSE&G Power LLC, 6.875% due 4/15/2006                          2,788,610
                                                 685,000   Xcel Energy Inc., 3.40% due 7/01/2008 (c)                        680,271
                                                                                                                       ------------
                                                                                                                         11,338,236
                     --------------------------------------------------------------------------------------------------------------
                     Electric Utilities--2.8%  1,465,000   American Electric Power, 6.125% due 5/15/2006                  1,605,863
                                               6,000,000   Boston Edison Company, 1.606% due 10/15/2005 (a)               6,003,924
                                               4,450,000   Conectiv Inc., 5.30% due 6/01/2005                             4,635,436
                                               2,000,000   Detroit Edison Company, 5.05% due 10/01/2005                   2,135,594
                                               2,500,000   Dominion Resources Inc., 7.625% due 7/15/2005                  2,780,613
                                               3,000,000   FirstEnergy Corporation, 5.50% due 11/15/2006                  3,215,966
                                                                                                                       ------------
                                                                                                                         20,377,396
                     --------------------------------------------------------------------------------------------------------------
                     Financial Services--7.5%  5,000,000   Associates Corp. NA, 6% due 7/15/2005                          5,424,490
                                                           Bear Stearns Companies, Inc.:
                                               2,400,000     7.80% due 8/15/2007                                          2,860,176
                                               3,365,000     2.875% due 7/02/2008                                         3,332,665
                                                           Citigroup Inc.:
                                               1,425,000     5.70% due 2/06/2004                                          1,463,233
                                               2,500,000     5.75% due 5/10/2006                                          2,759,938
                                               4,650,000   Countrywide Home Loan, 5.25% due 6/15/2004                     4,820,967
                                                           Goldman Sachs Group Inc.:
                                               2,000,000     7.50% due 1/28/2005                                          2,185,430
                                               2,220,000     4.125% due 1/15/2008                                         2,332,891
                                                           Household Finance Corporation:
                                               4,000,000     6.50% due 1/24/2006                                          4,436,576
                                               2,200,000     4.625% due 1/15/2008                                         2,347,495
                                               1,155,000   IOS Capital LLC, 7.25% due 6/30/2008                           1,129,013
                                               1,900,000   International Lease Finance Corporation, 2.95%
                                                           due 5/23/2006                                                  1,909,561
                                               5,000,000   Lehman Brothers Holdings, Inc., 6.625% due 4/01/2004           5,197,605
                                               3,060,000   MBNA Corporation, 5.625% due 11/30/2007                        3,307,477
                                               2,500,000   Morgan Stanley, Dean Witter Corp., 7.75% due 6/15/2005         2,785,535
                                                           Pemex Finance Ltd.:
                                                 180,000     9.14% due 8/15/2004                                            187,396
                                               2,443,750     8.45% due 2/15/2007                                          2,731,331
                                               3,350,000   Salomon Inc., 6.75% due 8/15/2003                              3,371,862
                                               2,745,000   Textron Financial Corporation, 2.75% due 6/01/2006             2,740,957
                                                                                                                       ------------
                                                                                                                         55,324,598
                     --------------------------------------------------------------------------------------------------------------
                     Food Distribution--0.3%   2,000,000   Pepsi Bottling Holdings Inc., 5.375% due 2/17/2004 (c)         2,050,866
                     --------------------------------------------------------------------------------------------------------------
                     Foods--0.4%               1,200,000   Conagra Inc., 7.40% due 9/15/2004                              1,278,040
                                               1,400,000   Fred Meyer Inc., 7.375% due 3/01/2005                          1,511,965
                                                                                                                       ------------
                                                                                                                          2,790,005
                     --------------------------------------------------------------------------------------------------------------
                     Gaming & Lodging--0.2%                 Circus Circus Enterprises, Inc.:
                                                 915,000     6.45% due 2/01/2006                                            947,025
                                                 230,000     6.70% due 11/15/2096                                           232,300
                                                                                                                       ------------
                                                                                                                          1,179,325
                     --------------------------------------------------------------------------------------------------------------
                     Hospitals--0.6%           4,000,000   HCA Healthcare, Inc., 7.125% due 6/01/2006                     4,348,540
                     --------------------------------------------------------------------------------------------------------------
                     Industrials--0.3%         2,500,000   Waste Management Inc., 6.50% due 5/15/2004                     2,558,695
                     --------------------------------------------------------------------------------------------------------------
                     Insurance--1.6%           2,000,000   Hartford Financial Services Group, 4.70% due 9/01/2007         2,120,820
                                                           Marsh & McLennan Companies Inc.:
                                               3,500,000     6.625% due 6/15/2004                                         3,671,402
                                               3,500,000     3.625% due 2/15/2008                                         3,603,058
                                               2,300,000   MetLife Inc., 3.911% due 5/15/2005                             2,395,595
                                                                                                                       ------------
                                                                                                                         11,790,875
                     --------------------------------------------------------------------------------------------------------------
                     Metal(s)--0.0%              360,000   Timken Company, 6.75% due 8/21/2006                              401,257
                     --------------------------------------------------------------------------------------------------------------
                     Paper Products--0.2%      1,700,000   Abitibi-Consolidated Inc., 6.95% due 12/15/2006                1,797,294
                     --------------------------------------------------------------------------------------------------------------
                     Real Estate Investment    1,000,000   Avalonbay Communities, 6.58% due 2/15/2004                     1,031,128
                     Trust--5.3%               5,000,000   Developers Divers Realty, 6.95% due 7/23/2004                  5,186,200
                                                 950,000   Duke Realty Corporation, 6.875% due 3/15/2005                  1,018,748
                                                           Health Care Properties Inc.:
                                               3,600,000     2.57% due 2/23/2004 (a)                                      3,582,569
                                                 900,000     9% due 3/01/2004                                               938,664
                                               3,000,000     7.48% due 4/05/2004                                          3,109,491
                                               3,500,000   Highwoods Realty LP, 8% due 12/01/2003                         3,590,612
                                               4,000,000   IRT Property Company, 7.77% due 4/01/2006                      4,476,832


                                    22 & 23

                                  Merrill Lynch Low Duration Fund, June 30, 2003

SCHEDULE OF INVESTMENTS (continued)                            (in U.S. dollars)

                     Low Duration Master Portfolio (continued)
                     --------------------------------------------------------------------------------------------------------------
                                                 Face
                     Industry+                  Amount                          Investments                                Value
===================================================================================================================================
Corporate Bonds &    Real Estate Investment                Nationwide Health Properties:
Notes                Trust                   $ 1,400,000     7.60% due 11/20/2028                                      $  1,493,400
(concluded)          (concluded)               5,000,000     6.90% due 10/01/2037                                         5,257,580
                                               1,400,000     6.59% due 7/07/2038                                          1,418,606
                                               6,951,000   Susa Partnership LP, 6.95% due 7/01/2006                       7,875,990
                                                                                                                       ------------
                                                                                                                         38,979,820
                     --------------------------------------------------------------------------------------------------------------
                     Telecommunications--      3,500,000   British Telecom PLC, 7.875% due 12/15/2005                     3,985,940
                     3.7%                      4,500,000   Deutsche Telekom International Finance, 8.25%
                                                           due 6/15/2005                                                  5,018,076
                                               2,500,000   France Telecom, 8.70% due 3/01/2006                            2,851,678
                                               1,250,000   Harris Corporation, 6.35% due 2/01/2028                        1,351,887
                                               5,000,000   Qwest Capital Funding, 5.875% due 8/03/2004                    4,787,500
                                               5,200,000   Sprint Capital Corporation, 6% due 1/15/2007                   5,588,190
                                               2,250,000   Verizon Global Funding Corporation, 6.75% due 12/01/2005       2,510,687
                                               5,000,000   WorldCom, Inc., 7.55% due 4/01/2004 (d)                        1,475,000
                                                                                                                       ------------
                                                                                                                         27,568,958
                     --------------------------------------------------------------------------------------------------------------
                     Transportation--0.4%        890,000   American Airlines, 3.857% due 7/09/2010                          890,000
                                               2,000,000   CSX Corporation, 6.46% due 6/22/2005                           2,160,094
                                                                                                                       ------------
                                                                                                                          3,050,094
                     --------------------------------------------------------------------------------------------------------------
                                                           Total Corporate Bonds & Notes (Cost--$283,675,208)           288,888,064
===================================================================================================================================
Government Agency    Collateralized Mortgage               Fannie Mae:
Mortgage-Backed      Obligations--8.2%         8,689,597     2003-23 AB, 4% due 3/25/2017                                 8,844,967
Securities**--22.9%                           11,863,315     2003-48 HA, 3.50% due 11/25/2017                            12,034,339
                                                           Freddie Mac:
                                              16,750,000     2.75% due 7/31/2018                                         16,710,088
                                                  37,299     1617-D, 6.50% due 11/15/2023 (c)                                37,398
                                               8,919,153     2590 XR, 3.25% due 12/15/2013                                8,965,448
                                                           Ginnie Mae:
                                               4,870,274     2002-83 A, 3.313% due 4/16/2017                              5,016,097
                                               8,722,060     2003-47 A, 2.848% due 6/16/2018                              8,814,341
                                                                                                                       ------------
                                                                                                                         60,422,678
                     --------------------------------------------------------------------------------------------------------------
                     Pass-Through                          Fannie Mae:
                     Securities--14.7%           830,262     8% due 7/01/2027                                               901,654
                                               3,331,281     8% due 4/01/2032                                             3,579,922
                                               2,488,459     8% due 5/01/2032                                             2,674,193
                                              24,887,187     8% due 11/01/2032                                           26,744,099
                                                           Freddie Mac:
                                              36,000,000     5% due 7/15/2018                                            37,170,000
                                               3,101,817     C01197, 6.50% due 7/01/2031                                  3,227,798
                                               8,491,421     E00975, 6% due 5/01/2016                                     8,831,222
                                               2,024,833     E01009, 6.50% due 8/01/2016                                  2,126,767
                                               2,771,207     E01139, 6% due 4/01/2017                                     2,881,861
                                               2,868,230     E88102, 6.50% due 2/01/2017                                  3,012,500
                                               3,274,688     E88913, 6% due 4/01/2017                                     3,405,732
                                               6,244,599     E89282, 6% due 4/01/2017                                     6,493,945
                                               2,796,889     E89435, 6% due 5/01/2017                                     2,908,569
                                               2,840,653     E90312, 6% due 6/01/2017                                     2,954,080
                                               1,577,717     G11267, 6.50% due 1/01/2017                                  1,657,142
                                                                                                                       ------------
                                                                                                                        108,569,484
                     --------------------------------------------------------------------------------------------------------------
                                                           Total Government Agency Mortgage-Backed Securities
                                                           (Cost--$168,264,308)                                         168,992,162
===================================================================================================================================
Government Agency                              9,280,000   Federal Farm Credit Bank, 5.15% due 3/05/2004                  9,534,755
Obligations--4.4%                             11,000,000   Federal Home Loan Bank, 5.25% due 2/13/2004                   11,282,073
                                              11,360,000   Freddie Mac, 3.25% due 12/15/2003                             11,474,713
                     --------------------------------------------------------------------------------------------------------------
                                                           Total Government Agency Obligations (Cost--$31,769,303)       32,291,541
===================================================================================================================================
Asset Backed                                   2,675,246   ARNC Auto Owner Trust, 2001-A A3, 3.76% due 10/17/2005         2,698,570
Securities**--18.0%                               38,300   Advanta Mortgage Loan Trust, 1998-2 A17, 6.05%
                                                           due 9/25/2018                                                     38,566
                                               5,000,000   CIT Equipment Collateral, 2002-VT1, A3, 4.03%
                                                           due 1/20/2006                                                  5,121,683
                                                           California Infrastructure PG&E:
                                               1,600,000     1997-1 A6, 6.38% due 9/25/2008                               1,735,152
                                               2,000,000     1997-1 A7, 6.42% due 9/25/2008                               2,166,905
                                               4,100,000   Capital One Auto Finance Trust, 2003-A A4A, 2.47%
                                                           due 1/15/2010                                                  4,115,516
                                                           Centex Home Equity:
                                                 401,513     2001-B A2, 5.35% due 10/25/2022                                401,237
                                               2,899,697     2001-C A2, 3.94% due 2/25/2025                               2,909,141
                                               3,000,000     2002-C AF2, 2.87% due 8/25/2018                              3,027,307
                                               6,600,000   Chase Credit Card Master Trust, 2003-1 C, 2.28%
                                                           due 4/15/2008                                                  6,620,095
                                               3,500,000   Chase Funding Mortgage Loan Asset-Backed Certificates,
                                                           2002-3 1A3, 3.55% due 3/25/2022                                3,581,424
                                                           Chase Manhattan Auto Owner Trust:
                                               5,000,000     2002-B, 4.24% due 1/15/2009                                  5,188,530
                                               2,150,000     2003-A, 2.04% due 12/15/2009                                 2,132,939
                                                 938,496   CityScape Home Equity Loan Trust, 1996-4 A10, 7.40%
                                                           due 9/25/2027 (c)                                                946,827
                                                 280,786   Countrywide Home Equity Loan Trust, 1999-A, 1.50%
                                                           due 4/15/2025 (a)                                                280,406
                                               5,000,000   DaimlerChrysler Auto Trust, 2001-D A4, 3.78% due 2/06/2007     5,190,594
                                              10,000,000   First Franklin Mortgage Loan Asset-Backed Certificates,
                                                           2002-FF4 2A2, 2.80% due 2/25/2033                             10,188,765
                                                           Freddie Mac:
                                               4,431,483     T-45 A2, 2.91% due 8/27/2007                                 4,456,178
                                              14,000,000     T-50 A3, 2.182% due 9/27/2007                               14,059,062
                                               7,300,000   GMAC Mortgage Corporation Loan Trust, 2003-HE A2, 3.14%
                                                           due 6/25/2025                                                  7,418,792
                                               2,500,000   Harley-Davidson Motorcycle Trust, 2001-2 A2, 4.72%
                                                           due 6/15/2009                                                  2,591,230
                                               3,500,000   IKON Receivables LLC, 2003-1 A3B, 2.33% due 12/15/2007         3,537,041
                                               3,495,485   John Deere Owner Trust, 2001-A A3, 3.26% due 10/17/2005        3,533,682
                                               2,590,000   M & I Auto Loan Trust, 2001-1 A4, 4.97% due 3/20/2007          2,709,299
                                                           MBNA Credit Card Master Note Trust:
                                               4,100,000     2001-C3, 6.55% due 12/15/2008                                4,470,574
                                               7,000,000     2002-C5, 4.05% due 1/15/2008                                 7,232,353


                                    24 & 25

                                  Merrill Lynch Low Duration Fund, June 30, 2003

SCHEDULE OF INVESTMENTS (continued)                            (in U.S. dollars)

                     Low Duration Master Portfolio (continued)
                     --------------------------------------------------------------------------------------------------------------
                                                 Face
                                                Amount                          Investments                                Value
===================================================================================================================================
Asset Backed                                 $ 4,329,883   PSE&G Transition Funding LLC, 2001-1 A2, 5.74%
Securities                                                 due 3/15/2007                                               $  4,510,207
(concluded)                                    2,240,221   Residential Asset Mortgage Products, Inc., 2002-RZ1 A2,
                                                           4.30% due 4/25/2023                                            2,238,617
                                                           Residential Asset Securities Corporation:
                                               4,172,248     2002-KS5 AIB2, 2.47% due 8/25/2022                           4,182,669
                                               5,000,000     2002-KS6 AI2, 3.09% due 11/25/2022                           5,071,299
                                               5,000,000     2002-KS8 A2, 3.04% due 6/25/2023                             5,070,361
                                               1,313,934   USAA Auto Owner Trust, 2001-2 A3, 3.20% due 2/15/2006          1,322,898
                                               2,100,000   WFS Financial Owner Trust, 2003-2 B, 2.48% due 12/20/2010      2,125,083
                                               2,000,000   Whole Auto Loan Trust, 2002-1 B, 2.91% due 4/15/2009           2,027,232
                     --------------------------------------------------------------------------------------------------------------
                                                           Total Asset-Backed Securities (Cost--$131,031,425)           132,900,234
===================================================================================================================================
Non-Agency           Collateralized Mortgage   1,511,873   ABN AMRO Mortgage Corporation, 2002-6 A1, 6% due 8/25/2032     1,510,931
Mortgage-Backed      Obligations--7.7%           286,465   Blackrock Capital Finance LP, 1997-R2 AP, 8.396%
Securities**--14.1%                                         due 12/25/2035 (a)(c)                                            286,465
                                               5,217,778   CFAB 1999-4 IA6, 7.407% due 9/25/2011                          5,748,782
                                               6,300,000   CIT Group Home Equity Loan Trust, 2003-1 A2, 2.35%
                                                           due 4/20/2027                                                  6,338,892
                                                 816,026   Chase Mortgage Finance Corporation, 1999-S4 A1, 6.50%
                                                           due 4/25/2029                                                    815,968
                                                   1,420   Citicorp Mortgage Securities, Inc., 1994-4 A6, 6%
                                                           due 2/25/2009                                                      1,418
                                                  65,459   Housing Securities Inc., 1994-2 B1, 6.50% due 7/25/2009           51,692
                                                 971,871   Ocwen Residential MBS Corporation, 1998-R2 AP, 6.666%
                                                           due 11/25/2034 (a)(c)                                            985,842
                                               6,146,557   PNC Mortgage Securities Corp., 1999-4 1A5, 6.20%
                                                           due 6/25/2029                                                  6,270,241
                                               5,000,000   Permanent Financing PLC, 1 2A, 4.20% due 6/10/2007             5,239,550
                                                  87,955   Salomon Brothers Mortgage Securities VI, 1986-1 A, 6%
                                                           due 12/25/2011                                                    87,862
                                               8,124,285   Structured Asset Securities Corporation, 2002-19 A1, 4.20%
                                                           due 10/25/2032                                                 8,277,428
                                                           Structured Mortgage Asset Residential Trust:
                                                  10,128     1991-1H, 8.25% due 6/25/2022                                    10,588
                                                  23,371     1992-3A AA, 8% due 10/25/2007                                   24,084
                                                 238,441   Walsh Acceptance, 1997-2 A, 2.035% due 3/01/2027 (a)(c)          131,143
                                                           Washington Mutual Inc.:
                                               1,103,555     2000-1 B1, 5.035% due 1/25/2040 (a)(c)                       1,098,382
                                               9,695,588     2002-AR15 A3, 4.07% due 12/25/2032                           9,746,478
                                               5,000,000     2002-AR19 A3, 3.492% due 1/25/2033                           5,065,941
                                                 214,683     2002-S3 1A1, 6.50% due 6/25/2032                               214,538
                                               4,823,077     2003-AR1 A2, 2.92% due 3/25/2033                             4,882,805
                                                                                                                       ------------
                                                                                                                         56,789,030
                     --------------------------------------------------------------------------------------------------------------
                     Commercial                2,408,587   Banc of America Commercial Mortgage Inc., 2000-1 A1A,
                     Mortgage-Backed                       7.109% due 11/15/2008                                          2,735,242
                     Securities--4.0%                       CS First Boston Mortgage Securities Corporation:
                                               4,637,603     1995-WF1 AX, 1.338% due 12/21/2027 (a)(b)(c)                    38,052
                                               3,259,697     2001-CK6 A1, 4.393% due 7/15/2006                            3,389,793
                                              91,000,000     2003-CPN1 ASP, 1.584% due 3/15/2035 (b)                      7,000,284
                                               1,079,064   First Union NB-Bank of America Commercial Mortgage Trust,
                                                           2001-C1, A1, 5.711% due 3/15/2033                              1,175,870
                                               2,643,456   GS Mortgage Securities Corporation II, 1998-C1 A1, 6.06%
                                                           due 10/18/2030                                                 2,816,400
                                               2,617,360   Nomura Asset Securities Corporation, 1995-MD3 A1B, 8.15%
                                                           due 3/04/2020                                                  2,853,853
                                               9,640,417   Saxon Asset Securities Trust, 2002-3 AV, 1.435%
                                                           due 12/25/2032                                                 9,655,522
                                                                                                                       ------------
                                                                                                                         29,665,016
                     --------------------------------------------------------------------------------------------------------------
                     Stripped                 22,843,358   Asset Securitization Corporation, 1997-D5 ACS1, 2.091%
                     Mortgage-Backed                       due 2/14/2043 (a)(b)                                              71,721
                     Securities--2.4%        144,187,444   Government National Mortgage Association, 2002-94 XB,
                                                           2.349% due 11/16/2007 (b)                                      7,812,451
                                              35,000,000   Greenwich Capital Commercial Funding Corp., 2002-C1 XP,
                                                           2.059% due 1/11/2035 (b)                                       3,757,135
                                              85,000,000   LB-UBS Commercial Mortgage Trust, 2002-C4 XCP, 1.475%
                                                           due 10/15/2035 (b)                                             6,423,348
                                                                                                                       ------------
                                                                                                                         18,064,655
                     --------------------------------------------------------------------------------------------------------------
                                                           Total Non-Agency Mortgage-Backed Securities
                                                           (Cost--$103,927,285)                                         104,518,701
===================================================================================================================================

                                                 Shares
                                                  Held
===================================================================================================================================
Preferred                                          1,500   Home Ownership Funding 2 (c)                                     857,297
Stock--0.1%
                     --------------------------------------------------------------------------------------------------------------
                                                           Total Preferred Stock (Cost--$1,500,000)                         857,297
===================================================================================================================================

                                                 Face
                                                Amount
===================================================================================================================================
U.S. Treasury                                              U.S. Treasury Notes:
Obligations--2.2%                            $ 3,890,000     4.75% due 2/15/2004                                          3,980,715
                                               4,303,000     1.875% due 9/30/2004 (e)                                     4,345,359
                                               4,530,000     7% due 7/15/2006                                             5,235,688
                                               2,900,000     2.625% due 5/15/2008                                         2,926,509
                     --------------------------------------------------------------------------------------------------------------
                                                           Total U.S. Treasury Obligations (Cost--$16,349,594)           16,488,271
==================================================================================================================================
Short-Term           Commercial Paper*--      20,000,000   Giro Funding US Corporation, 1.06% due 7/11/2003              19,994,111
Investments--5.8%     5.7%                    22,295,000   Motiva Enterprises LLC, 1.23% due 7/01/2003                   22,295,000
                                                                                                                       ------------
                                                                                                                         42,289,111
                     --------------------------------------------------------------------------------------------------------------
                     Time Deposit--0.1%          605,921   Brown Brothers, 0.61% due 7/01/2003                              605,921
                     --------------------------------------------------------------------------------------------------------------
                                                           Total Short-Term Investments (Cost--$42,895,032)              42,895,032
===================================================================================================================================
                                                           Total Investments (Cost--$779,412,155)--106.6%               787,831,302
===================================================================================================================================

                                               Number of
                                               Contracts
===================================================================================================================================
Options Purchased--  Call Options                    127   Eurodollar, expiring December 2003 at USD 97.75, Broker
0.0%                 Purchased--0.0%                       Greenwich Capital Markets                                        158,750
                     --------------------------------------------------------------------------------------------------------------
                                                           Total Options Purchased (Cost--$79,947)                          158,750
===================================================================================================================================


                                    26 & 27

                                  Merrill Lynch Low Duration Fund, June 30, 2003

SCHEDULE OF INVESTMENTS (concluded)                            (in U.S. dollars)

                     Low Duration Master Portfolio (concluded)
                     --------------------------------------------------------------------------------------------------------------
                                               Number of
                                               Contracts                        Investments                               Value
===================================================================================================================================
Options Written--    Call Options Written--0.0%      127   Eurodollar, expiring December 2003 at USD 98.5, Broker
0.0%                                                       Greenwich Capital Markets                                   $    (31,750)
                     --------------------------------------------------------------------------------------------------------------
                     Put Options Written--0.0%       127   Eurodollar, expiring December 2003 at USD 98, Broker
                                                           Greenwich Capital Markets                                        (90,488)
                     --------------------------------------------------------------------------------------------------------------
                                                           Total Options Written (Premiums Received--$106,807)             (122,238)
===================================================================================================================================
                                                           Total Investments, Including Options
                                                           (Cost--$779,385,295)--106.6%                                 787,867,814

                                                           Variation Margin on Financial Futures Contracts--0.0%***         (24,031)

                                                           Unrealized Depreciation on Swaps--0.0%****                       (36,750)

                                                           Liabilities in Excess of Other Assets--(6.6%)                (48,472,861)
                                                                                                                       ------------
                                                           Net Assets--100.0%                                          $739,334,172
                                                                                                                       ============
===================================================================================================================================

+ For Portfolio compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.
* Commercial Paper is traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Portfolio.
** Mortgage-Backed and Asset-Backed Securities are subject to principal paydowns as a result of prepayments or refinancings of the underlying instruments. As a result, the average life may be substantially less than the original maturity.
***   Financial futures contracts purchased as of June 30, 2003 were as follows:

      --------------------------------------------------------------------------
      Number of                             Expiration       Face     Unrealized
      Contracts               Issue            Date          Value       Gains
      --------------------------------------------------------------------------
         127                Eurodollar    December 2004   $31,115,571   $18,479
      --------------------------------------------------------------------------
      Total Unrealized Gains--Net                                       $18,479
                                                                        =======
      --------------------------------------------------------------------------

      Financial futures contracts sold as of June 30, 2003 were as follows:

      --------------------------------------------------------------------------
      Number of                             Expiration       Face     Unrealized
      Contracts               Issue            Date          Value       Gains
      --------------------------------------------------------------------------
         210             Five-Year U.S.   September 2003  $24,191,167   $14,917
                    Treasury Note Futures
      --------------------------------------------------------------------------
      Total Unrealized Gains--Net                                       $14,917
                                                                        =======
      --------------------------------------------------------------------------
****  Swap contracts entered into as of June 30, 2003 were as follows:

      --------------------------------------------------------------------------
                                                        Notional     Unrealized
                                                         Amount     Depreciation
      --------------------------------------------------------------------------
      J.P. Morgan HYDIS 100 Index
      Broker, JP Morgan Chase Bank
      Expires June 2008                                7,350,000      $(36,750)
      --------------------------------------------------------------------------

(a)   Floating rate note.
(b)   Represents the interest-only portion of a mortgage-backed obligation.
(c) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(d)   Non-income producing security.
(e) All or a portion of security held as collateral in connection with open financial futures contracts.

      See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

LOW DURATION
MASTER PORTFOLIO         As of June 30, 2003
===============================================================================================================================
Assets:                  Investments, at value (identified cost--$779,412,155) .............                      $ 787,831,302
                         Options purchased, at value (cost--$79,947) .......................                            158,750
                         Cash ..............................................................                                485
                         Receivables:
                           Interest ........................................................    $   6,198,173
                           Contributions ...................................................        1,762,386
                           Securities sold .................................................          420,080
                           Paydowns ........................................................           17,221         8,397,860
                                                                                                -------------
                         Prepaid expenses and other assets .................................                              2,597
                                                                                                                  -------------
                         Total assets ......................................................                        796,390,994
                                                                                                                  -------------
===============================================================================================================================
Liabilities:             Unrealized depreciation on swaps ..................................                             36,750
                         Options written, at value (premiums received--$106,807) ...........                            122,238
                         Payables:
                           Securities purchased ............................................       54,957,975
                           Withdrawals .....................................................        1,713,585
                           Investment adviser ..............................................          123,376
                           Variation margin ................................................           24,031
                           Other affiliates ................................................            4,050        56,823,017
                                                                                                -------------
                         Accrued expenses and other liabilities ............................                             74,817
                                                                                                                  -------------
                         Total liabilities .................................................                         57,056,822
                                                                                                                  -------------
===============================================================================================================================
Net Assets:              Net assets ........................................................                      $ 739,334,172
                                                                                                                  =============
===============================================================================================================================
Net Assets               Investors' capital ................................................                      $ 730,855,007
Consist of:              Unrealized appreciation on investments--net .......................                          8,479,165
                                                                                                                  -------------
                         Net assets ........................................................                      $ 739,334,172
                                                                                                                  =============
===============================================================================================================================

      See Notes to Financial Statements.


                                    28 & 29

                                  Merrill Lynch Low Duration Fund, June 30, 2003

STATEMENT OF OPERATIONS

LOW DURATION
MASTER PORTFOLIO         For the Year Ended June 30, 2003
===============================================================================================================================
Investment               Interest ..........................................................                      $  25,888,728
Income:                  Dividends .........................................................                            200,070
                         Interest income on swaps ..........................................                            138,350
                                                                                                                  -------------
                         Total income ......................................................                         26,227,148
                                                                                                                  -------------
===============================================================================================================================
Expenses:                Investment advisory fees ..........................................    $   1,373,040
                         Accounting services ...............................................          305,129
                         Custodian fees ....................................................           59,671
                         Professional fees .................................................           50,937
                         Trustees' fees and expenses .......................................           30,624
                         Pricing fees ......................................................           15,770
                         Printing and shareholder reports ..................................            3,857
                         Other .............................................................           23,605
                                                                                                -------------
                         Total expenses ....................................................                          1,862,633
                                                                                                                  -------------
                         Investment income--net ............................................                         24,364,515
                                                                                                                  -------------
===============================================================================================================================
Realized &               Realized gain on investments--net .................................                          2,412,393
Unrealized Gain on       Change in unrealized appreciation/depreciation on investments--net                          11,367,228
Investments--Net:                                                                                                 -------------
                         Total realized and unrealized gain on investments--net ............                         13,779,621
                                                                                                                  -------------
                         Net Increase in Net Assets Resulting from Operations ..............                      $  38,144,136
                                                                                                                  =============
===============================================================================================================================

      See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                       For the Year Ended
                                                                                                            June 30,
LOW DURATION                                                                                    -------------------------------
MASTER PORTFOLIO         Increase (Decrease) in Net Assets:                                          2003              2002
===============================================================================================================================
Operations:              Investment income--net ............................................    $  24,364,515     $  17,080,656
                         Realized gain on investments and foreign currency transactions--net        2,412,393           914,391
                         Change in unrealized appreciation/depreciation on investments--net        11,367,228        (3,287,313)
                                                                                                -------------     -------------
                         Net increase in net assets resulting from operations ..............       38,144,136        14,707,734
                                                                                                -------------     -------------
===============================================================================================================================
Capital                  Proceeds from contributions .......................................      905,711,132       551,288,181
Transactions:            Fair value of withdrawals .........................................     (716,855,965)     (359,175,221)
                                                                                                -------------     -------------
                         Net increase in net assets derived from capital transactions ......      188,855,167       192,112,960
                                                                                                -------------     -------------
===============================================================================================================================
Net Assets:              Total increase in net assets ......................................      226,999,303       206,820,694
                         Beginning of year .................................................      512,334,869       305,514,175
                                                                                                -------------     -------------
                         End of year .......................................................    $ 739,334,172     $ 512,334,869
                                                                                                =============     =============
===============================================================================================================================

      See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                                                                                       For the Year Ended       For the Period
                                                                                            June 30,           October 6, 2000+
LOW DURATION             The following ratios have been derived                    -------------------------      to June 30,
MASTER PORTFOLIO         from information provided in the financial statements        2003            2002            2001
===============================================================================================================================
Total Investment                                                                        6.05%           5.59%             --
Return:**                                                                          =========       =========       =========
===============================================================================================================================
Ratios to Average        Expenses .............................................          .28%            .32%            .30%*
Net Assets:                                                                        =========       =========       =========
                         Investment income--net ...............................         3.73%           5.03%           6.78%*
                                                                                   =========       =========       =========
===============================================================================================================================
Supplemental             Net assets, end of period (in thousands) .............    $ 739,334       $ 512,335       $ 305,514
Data:                                                                              =========       =========       =========
                         Portfolio turnover ...................................       198.09%          70.92%         192.04%
                                                                                   =========       =========       =========
===============================================================================================================================

*     Annualized.
** Total return is required to be disclosed for fiscal years beginning after December 15, 2000.
+     Commencement of operations.

      See Notes to Financial Statements.


                                    30 & 31

                                  Merrill Lynch Low Duration Fund, June 30, 2003

NOTES TO FINANCIAL STATEMENTS

LOW DURATION
MASTER PORTFOLIO

1. Significant Accounting Policies:

Low Duration Master Portfolio (the "Portfolio") is a fund of Fund Asset Management Master Trust (the "Master Trust"). The Master Trust is registered under the Investment Company Act of 1940, as amended, and is organized as a Delaware statutory trust. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Portfolio, subject to certain limitations. The Portfolio's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Portfolio.

(a) Valuation of investments -- Portfolio securities that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official closing price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not available are valued at fair value as determined in good faith by or under the direction of the Master Trust's Board of Trustees. Occasionally, events affecting the values of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the market on which such securities trade) and the close of business on the NYSE. If events (for example, company announcement, natural disasters, market volatility) occur during such periods that are expected to materially affect the value for such securities, those securities may be valued at their fair market value as determined in good faith by the Master Trust's Board of Trustees or by the investment adviser using a pricing service and/or procedures approved by the Board of Trustees of the Master Trust.

(b) Derivative financial instruments -- The Portfolio may engage in various portfolio investment strategies both to increase the return of the Portfolio and to hedge, or protect, its exposure to interest rate movement and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Portfolio may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Portfolio is authorized to purchase and write call and put options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or loss or gain to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

o Swaps -- The Portfolio is authorized to enter into swap agreements. In a swap agreement, the Portfolio exchanges with the counterparty their respective commitments to pay or receive interest on a specified notional principal amount. If the counterparty defaults on its obligation, the Portfolio's ability to receive interest will be delayed or limited. Furthermore, if the Portfolio does not have sufficient income to pay its obligation under the swap agreement, the Portfolio would be in default and the counterparty would be able to terminate the swap agreement. When the swap agreement is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the swap agreement at the time it was entered into and the value at the time it was closed.

o Interest rate spreadlocks -- The Portfolio is authorized to enter into interest rate spreadlocks which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in the market value of a specified security, basket of securities or index in exchange for periodic payments based on a fixed or variable interest rate or the change in market value of a different security, basket of securities or index. Agreements may be used to obtain exposure to the underlying investments without taking physical custody of the securities in circumstances where direct investment is restricted by law or is otherwise impractical.

(c) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes -- The Portfolio is classified as a "pass-through" entity for Federal income tax purposes. As such, each investor in the Portfolio is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Therefore, no Federal income tax provision is required. It is intended that the Portfolio's assets will be managed so an investor in the Portfolio can satisfy the requirements of subchapter M of the Internal Revenue Code.

(e) Security transactions and investment income -- Security transactions are accounted for on the date the securities are purchased or sold (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Master Trust has entered into an Investment Advisory Agreement for the Portfolio with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Portfolio's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolio. For such services, the Portfolio pays a monthly fee based upon the average daily value of the Portfolio's net assets at the annual rate of .21%.

For the year ended June 30, 2003, the Portfolio reimbursed FAM $18,287 for certain accounting services.

Certain officers and/or trustees of the Master Trust are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended June 30, 2003 were $1,500,099,835 and $1,210,720,234, respectively.


                                    32 & 33

                                  Merrill Lynch Low Duration Fund, June 30, 2003

NOTES TO FINANCIAL STATEMENTS (concluded)

LOW DURATION
MASTER PORTFOLIO

Net realized gains (losses) for the year ended June 30, 2003 and net unrealized gains (losses) as of June 30, 2003 were as follows:

--------------------------------------------------------------------------------
                                                 Realized           Unrealized
                                              Gains (Losses)      Gains (Losses)
--------------------------------------------------------------------------------
Long-term investments ..................        $ 2,982,299         $ 8,419,147
Short-term investments .................              6,891                  --
Options purchased ......................                 --              78,803
Options written ........................             46,875             (15,431)
Swaps ..................................             82,229             (36,750)
Interest rate spreadlocks ..............             65,620                  --
Financial futures contracts ............           (771,521)             33,396
                                                -----------         -----------
Total investments ......................        $ 2,412,393         $ 8,479,165
                                                ===========         ===========
--------------------------------------------------------------------------------

As of June 30, 2003, net unrealized appreciation for Federal income tax purposes aggregated $8,301,386, of which $14,145,247 related to appreciated securities and $5,843,861 related to depreciated securities. At June 30, 2003, the aggregate cost of investments, including options for Federal income tax purposes was $779,566,428.

Transactions in call options written for the year ended June 30, 2003 were as follows:

--------------------------------------------------------------------------------
                                                 Number of            Premiums
                                                 Contracts            Received
--------------------------------------------------------------------------------
Outstanding call options written,
beginning of year ......................                 --                  --
Options written ........................                127         $    15,304
                                                -----------         -----------
Outstanding call options written,
end of year ............................                127         $    15,304
                                                ===========         ===========
--------------------------------------------------------------------------------

Transactions in put options written for the year ended June 30, 2003 were as follows:

--------------------------------------------------------------------------------
                                                 Number of           Premiums
                                                 Contracts           Received
--------------------------------------------------------------------------------
Outstanding put options written,
beginning of year ......................                 --                  --
Options written ........................          5,000,127         $    91,503
Options expired ........................         (5,000,000)                 --
                                                -----------         -----------
Outstanding put options written,
end of year ............................                127         $    91,503
                                                ===========         ===========
--------------------------------------------------------------------------------

4. Short-Term Borrowings:

The Master Trust on behalf of the Portfolio, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Portfolio may borrow under the credit agreement to fund investor withdrawals and for other lawful purposes other than for leverage. The Portfolio may borrow up to the maximum amount allowable under the Portfolio's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Portfolio pays a commitment fee of .09% per annum based on the Portfolio's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 29, 2002, the credit agreement was renewed for one year under the same terms, except that the total commitment was reduced from $1,000,000,000 to $500,000,000. The Portfolio did not borrow under the credit agreement during the year ended June 30, 2003.

REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees of Fund Asset
Management Master Trust and Investors of
Low Duration Master Portfolio:

We have audited the accompanying statement of assets and liabilities of Low Duration Master Portfolio, including the schedule of investments, as of June 30, 2003, the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2003, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Low Duration Master Portfolio at June 30, 2003, the results of its operations, the changes in its net assets and the financial highlights for each of the indicated periods in conformity with accounting principles generally accepted in the United States.

                                                /s/ Ernst & Young LLP

MetroPark, New Jersey
August 13, 2003


                                    34 & 35

                                  Merrill Lynch Low Duration Fund, June 30, 2003

OFFICERS AND DIRECTORS/TRUSTEES (UNAUDITED)

                                                                                                                           Other
                                                                                                          Number of       Public
                                                                                                        Portfolios in  Directorships
                             Position(s)  Length                                                         Fund Complex     Held by
                                 Held     of Time                                                        Overseen by     Director/
Name          Address & Age   with Fund   Served      Principal Occupation(s) During Past 5 Years     Director/Trustee    Trustee
====================================================================================================================================
Interested Director/Trustee
====================================================================================================================================
Terry K.      P.O. Box 9011   President  2000 to    President and Chairman of Merrill Lynch Invest-        114 Funds       None
Glenn*        Princeton, NJ   and        present    ment Managers, L.P. ("MLIM")/Fund Asset             159 Portfolios
              08543-9011      Director/             Management, L.P. ("FAM")--Advised Funds since
              Age: 62         Trustee               1999; Chairman (Americas Region) of MLIM from
                                                    2000 to 2002; Executive Vice President of MLIM
                                                    and FAM (which terms as used herein include
                                                    their corporate predecessors) from 1983 to 2002;
                                                    President of FAM Distributors, Inc. ("FAMD") from
                                                    1986 to 2002 and Director thereof from 1991 to
                                                    2002; Executive Vice President and Director of
                                                    Princeton Services, Inc. ("Princeton Services")
                                                    from 1993 to 2002; President of Princeton
                                                    Administrators, L.P. from 1989 to 2002; Director of
                                                    Financial Data Services, Inc. from 1985 to 2002.
           =========================================================================================================================
           *  Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or
              MLIM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his former positions with MLIM, FAM, FAMD, Princeton Services and Princeton Administrators, L.P. The
              Director's term is unlimited. Directors serve until their resignation, removal, or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Directors/Trustees.
====================================================================================================================================

                                                                                                                           Other
                                                                                                          Number of       Public
                                                                                                        Portfolios in  Directorships
                             Position(s)  Length                                                         Fund Complex     Held by
                                 Held     of Time                                                        Overseen by     Director/
Name          Address & Age   with Fund   Served*     Principal Occupation(s) During Past 5 Years     Director/Trustee    Trustee
====================================================================================================================================
Independent Directors/Trustees
====================================================================================================================================
James H.      P.O. Box 9095   Director/  2002 to    Director and Executive Vice President, The China        40 Funds       None
Bodurtha      Princeton, NJ   Trustee    present    Business Group, Inc. since 1995; Chairman,           59 Portfolios
              08543-9095                            Berkshire Holding Corporation since 1982.
              Age: 59
====================================================================================================================================
Joe           P.O. Box 9095   Director/  1996 to    Member of the Committee of Investment of                40 Funds    Kimco
Grills        Princeton, NJ   Trustee    present    Employee Benefit Assets of the Association of        59 Portfolios  Realty
              08543-9095                            Financial Professionals ("CIEBA") since 1986 and                    Corporation
              Age: 68                               its Chairman from 1991 to 1992; Member of the
                                                    Investment Advisory Committees of the State of
                                                    New York Common Retirement Fund since 1989;
                                                    Member of the Investment Advisory Committee of
                                                    the Howard Hughes Medical Institute from 1997 to
                                                    2000; Director, Duke Management Company since
                                                    1992 and Vice Chairman thereof since 1998;
                                                    Director, LaSalle Street Fund from 1995 to 2001;
                                                    Director, Kimco Realty Corporation since 1997;
                                                    Member of the Investment Advisory Committee of
                                                    the Virginia Retirement System since 1998 and Vice
                                                    Chairman thereof since 2002; Director, Montpelier
                                                    Foundation since 1998 and Vice Chairman thereof
                                                    since 2000; Member of the Investment Committee
                                                    of the Woodberry Forest School since 2000; Member
                                                    of the Investment Committee of the National Trust
                                                    for Historic Preservation since 2000.
====================================================================================================================================
Herbert I.    P.O. Box 9095   Director/  2002 to    John M. Olin Professor of Humanities, New York          40 Funds        None
London        Princeton, NJ   Trustee    present    University since 1993 and Professor thereof since    59 Portfolios
              08543-9095                            1980; President of Hudson Institute since 1997 and
              Age: 64                               Trustee thereof since 1980.
====================================================================================================================================
Andre F.      P.O. Box 9095   Director/  2002 to    George Gund Professor of Finance and Banking,           40 Funds        None
Perold        Princeton, NJ   Trustee    present    Harvard Business School since 2000 and a member      59 Portfolios
              08543-9095                            of the faculty since 1979; Director and Chairman
              Age: 51                               of the Board, UNX, Inc. since 2003; Director,
                                                    Sanlam Limited and Sanlam Life since 2001;
                                                    Director, Genbel Securities and Gensec Bank since
                                                    1999; Director, Stockback.com from 2002 to 2002;
                                                    Director, Bulldogresearch.com from 2000 to 2001;
                                                    Director, Sanlam Investment Management from
                                                    1999 to 2001; Director, Quantec Limited from 1991
                                                    to 1999.
====================================================================================================================================
Roberta       P.O. Box 9095   Director/  2002 to    Shareholder, Modrall, Sperling, Roehl, Harris &         40 Funds        None
Cooper Ramo   Princeton, NJ   Trustee    present    Sisk, P.A. since 1993; Director of Cooper's, Inc.    59 Portfolios
              08543-9095                            since 1999 and Chairman of the Board since 2000;
              Age: 60                               Director of ECMC, Inc. since 2001.
====================================================================================================================================
Robert S.     P.O. Box 9095   Director/  2002 to    Principal of STI Management since 1994; Trustee         40 Funds        None
Salomon, Jr.  Princeton, NJ   Trustee    present    of Commonfund from 1980 to 2001; Director of Rye     59 Portfolios
              08543-9095                            Country Day School since 2001.
              Age: 66
====================================================================================================================================
Stephen B.    P.O. Box 9095   Director/  2002 to    Chairman, Fernwood Advisors (investment adviser)        40 Funds        None
Swensrud      Princeton, NJ   Trustee    present    since 1996; Principal of Fernwood Associates         59 Portfolios
              08543-9095                            (financial consultant) since 1975; Chairman of RPP
              Age: 70                               Corporation since 1978; Director, International
                                                    Mobile Communications, Inc. since 1998.
           =========================================================================================================================
           *  The Director's/Trustee's term is unlimited. Directors/Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
====================================================================================================================================


                                    36 & 37

                                  Merrill Lynch Low Duration Fund, June 30, 2003

OFFICERS AND DIRECTORS/TRUSTEES (unaudited) (concluded)

                             Position(s)  Length
                                 Held     of Time
Name          Address & Age   with Fund   Served*                  Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund Officers
====================================================================================================================================
Donald C.     P.O. Box 9011   Vice       2002 to    First Vice President of FAM and MLIM since 1997 and Treasurer thereof
Burke         Princeton, NJ   President  present    since 1999; Senior Vice President and Treasurer of Princeton Services since
              08543-9011      and                   1999; Vice President of FAMD since 1999; Director of MLIM Taxation since 1990.
              Age: 43         Treasurer
====================================================================================================================================
Patrick       P.O. Box 9011   Vice       2002 to    Managing Director of MLIM since 2000; Director (Global Fixed Income) of
Maldari       Princeton, NJ   President  present    MLIM from 1998 to 2000.
              08543-9011
              Age: 41
====================================================================================================================================
James J.      P.O. Box 9011   Vice       2002 to    Vice President of MLIM since 1996.
Pagano        Princeton, NJ   President  present
              08543-9011
              Age: 40
====================================================================================================================================
Phillip S.    P.O. Box 9011   Secretary  2002 to    First Vice President of MLIM since 2001; Director (Legal Advisory) of MLIM
Gillespie     Princeton, NJ              present    from 2000 to 2001; Vice President of MLIM from 1999 to 2000; Attorney
              08543-9011                            associated with MLIM since 1998; Assistant General Counsel of Chancellor
              Age: 39                               LGT Asset Management Inc. from 1997 to 1998.
           =========================================================================================================================
           *  Officers of the Fund serve at the pleasure of the Board of Directors/Trustees.
====================================================================================================================================
              Further information about the Fund's Officers and Directors/Trustees is available in the Fund's Statement of
              Additional Information, which can be obtained without charge by calling 1-800-MER-FUND.
====================================================================================================================================

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863

[LOGO] Merrill Lynch Investment Managers

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) on www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

Merrill Lynch Low Duration Fund of
Merrill Lynch Investment Managers Funds, Inc.
Box 9011
Princeton, NJ
08543-9011

[RECYCLED LOGO] Printed on post-consumer recycled paper          #ML--3070--6/03

Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request-- N/A (annual requirement only and not required to be answered until the registrant's fiscal year-end on or after July 15,
         2003)

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/independence of more than one financial expert) If no, explain why not. -N/A (annual requirement only and not required to be answered until the registrant's fiscal year-end on or after July 15, 2003)

Item 4 - Disclose annually only (not answered until December 15, 2003)

         (a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

         (b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and
                                  related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

         (c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

         (d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
                              (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

         (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

         (e)(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

         (f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

         (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

         (h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Item 5 - If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act, state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee in Section 3(a)(58)(B) of the Exchange Act, so state.

         If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act regarding an exemption from the listing standards for audit committees. N/A

         (Listed issuers must be in compliance with the new listing rules by the earlier of their first annual shareholders meeting after January 2004, or October 31, 2004 (annual requirement))

Item 6 - Reserved

Item 7 - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities. N/A

Item 8 -- Reserved

Item 9(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

Item 9(b) -- There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications pursuant to Section 302 of the Sarbanes-Oxley Act.
        Attached hereto.

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

        Merrill Lynch Low Duration Fund


        By: /s/ Terry K. Glenn
            ---------------------------
            Terry K. Glenn,
            President of
            Merrill Lynch Low Duration Fund

        Date: August 21, 2003

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


        By: /s/ Terry K. Glenn
            ---------------------------
            Terry K. Glenn,
            President of
            Merrill Lynch Low Duration Fund

        Date: August 21, 2003


        By: /s/ Donald C. Burke
            ---------------------------
            Donald C. Burke,
            Chief Financial Officer of
            Merrill Lynch Low Duration Fund

        Date: August 21, 2003

        Attached hereto as a furnished exhibit are the certifications pursuant to Section 906 of the Sarbanes-Oxley Act.